 The
Bear Stearns
 Funds
 245 Park Avenue
 New York, NY 10167
 1.800.766.4111

Robert S. Reitzes.......................  Chairman of the Board and Trustee
Neil T. Eigen...........................  President
Peter B. Fox............................  Executive Vice President
William J. Montgoris....................  Executive Vice President
Peter M. Bren...........................  Trustee
Alan J. Dixon...........................  Trustee
John R. McKernan, Jr. ..................  Trustee
M.B. Oglesby, Jr. ......................  Trustee
Stephen A. Bornstein....................  Vice President and Secretary
Frank J. Maresca........................  Vice President and Treasurer
Raymond D. DeAngelo.....................  Vice President
Vincent L. Pereira......................  Assistant Treasurer
Eileen M. Coyle.........................  Assistant Secretary

Investment Adviser                        Sub-Investment Adviser
Bear Stearns Funds                        Symphony Asset Management
Management Inc.                           555 California Street,
245 Park Avenue                           Suite 2975
New York, NY 10167                        San Francisco, CA 94104

Distributor                               Custodian
Bear, Stearns & Co. Inc.                  Custodial Trust Company
245 Park Avenue                           101 Carnegie Center
New York, NY 10167                        Princeton, NJ 08540

Transfer & Dividend                       Counsel
Disbursement Agent                        Stroock & Stroock & Lavan
PFPC Inc.                                 7 Hanover Square
Bellevue Corporate Center                 New York, NY 10004
400 Bellevue Parkway
Wilmington, DE 19809

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

The financial information included herein is taken from the records of the Portfolio without examination by independent auditors who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding the Portfolio's objectives, policies, sales commissions and other information. Total return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.
                                                                    BSF-R-010-01

The Insiders
Select Portfolio

Semi-Annual Report
September 30, 1995

                             THE BEAR STEARNS FUNDS

                         The Insiders Select Portfolio
                             LETTER TO SHAREHOLDERS

                                                               November 13, 1995
Dear Shareholders,

We are pleased to present the first report to shareholders of The Insiders Select Portfolio (the "Portfolio") for the period ended September 30, 1995. The Portfolio has performed well versus its benchmark index, the S&P 500 (Composite) Index (the "S&P 500"). For the period ended September 30, 1995, the Portfolio's total return was 9.92%, 9.75% and 8.91% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A, C and Y shares, respectively, compared to 8.80% for the S&P 500. Further performance data for each class of shares during this reporting period is available in the "Financial Highlights" section of this report.

The Portfolio uses The Intellivest-TM- Model to screen stocks as investment opportunities by evaluating insider, analyst and company behavior. At this time, there are fewer opportunities for investments than in June because, in aggregate, insiders seem not as bullish on the U.S. stock market as they were in late 1994 and early 1995.

The Portfolio benefited in the quarter ended September 30, 1995 from its overweighting in regional banks and insurance companies. We believe that further consolidation is inevitable among the smaller regional banks and we continue to emphasize banks with insider accumulation in the Portfolio. We are also bullish on the insurance industry because we believe the valuations are attractive and are being confirmed by insider activity.

We are being selective in our purchases in the technology area because this sector has performed well and undervalued stocks are harder to find. The Portfolio's positions in Applied Materials, Inc. and Texas Instruments Inc. performed well because earnings were above consensus expectations.

Looking ahead, we will continue to evaluate stocks where insider accumulation is accompanied by strong earnings expectations and attractive valuations. We appreciate your support and would be pleased to respond to any questions or comments. If you have any questions concerning the Portfolio, please call 1-800-766-4111.

                                   Sincerely,

               [SIG]                                  [SIG]
                                                      Praveen Gottipalli
                                                      Symphony Asset Management
Robert S. Reitzes                                     Sub-Investment Adviser
Chairman of the Board                                 Portfolio Manager
The Bear Stearns Funds                                The Insiders Select Portfolio

                             THE BEAR STEARNS FUNDS

                        The Insiders Select Portfolio(1)
             Comparison of Change in Value of $10,000 Investment in
               Class A and Class C Shares(2) vs. Various Indices
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     S&P Stars Portfolio
                                  Class A         Class C      Micropal U.S. Equity Growth Fund         S&P 500
April 3, 1995                                                                                       $ 10,000.00
April 30, 1995                                                                                      $ 10,280.00
May 31, 1995                                                                                        $ 10,653.00
June 16, 1995                  $ 9,525.00     $ 10,000.00                           $ 10,000.00     $ 10,000.00
June 30, 1995                  $ 9,580.56     $ 10,066.66                           $ 10,183.00     $ 10,142.00
July 31, 1995                 $ 10,080.63     $ 10,583.33                           $ 10,443.00     $ 10,484.00
August 31, 1995               $ 10,136.19     $ 10,633.33                           $ 10,554.00     $ 10,481.00
Sep 30, 1995                  $ 10,469.56     $ 10,975.00                           $ 10,887.00     $ 10,880.00


                        Midatlantic Consumer Price Index
April 3, 1995                                $ 10,000.00
April 30, 1995                               $ 10,040.00
May 31, 1995                                 $ 10,066.10
June 16, 1995                                     10,000
June 30, 1995                                $ 10,013.00
July 31, 1995                                $ 10,033.03
August 31, 1995                              $ 10,046.07
Sep 30, 1995                                 $ 10,059.13

                                              Total Return
                                                       With applicable sales    Without applicable sales
                                                      load and CDSC, if any,     load and CDSC, if any,
                                                     and including fee waivers  and including fee waivers
                                                            and expense                and expense
                                                          reimbursements             reimbursements
                                                     -------------------------  -------------------------
The Insiders Select Portfolio(1)(4)
    Class A shares(5)..............................              4.70%                      9.92%
    Class C shares(6)..............................               8.67                       9.75
    Class Y shares(2)(7)...........................               8.91                       8.91
Micropal U.S. Equity Growth and Income Index(3)....               8.87                     --
S&P 500 (Composite) Index(3).......................               9.02                     --
Midatlantic Consumer Price Index(3)................               1.26                     --

---------
(1) For the period June 16, 1995 (commencement of investment operations) through September 30, 1995.
(2) The return of class Y shares (for which June 20, 1995 was the initial public offering date) would have been higher than class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to class Y shares.
(3) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(4) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements.
(5) Reflects the initial maximum 4.75% sales load. Excluding fee waivers and expense reimbursements, the total return would have been 4.38% with a sales load charged and 9.58% without a sales load charged.
(6) Reflects the maximum 1.00% CDSC. Excluding fee waivers and expense reimbursements, the total return would have been 8.33% with a CDSC charged at the end of the period and 9.42% without a CDSC charged at the end of the period.
(7) Excluding fee waivers and expense reimbursements, the total return would have been 8.66%.

CDSC -- Contingent Deferred Sales Charge.

                             THE BEAR STEARNS FUNDS

                         The Insiders Select Portfolio
                               SEPTEMBER 30, 1995
                                  (unaudited)

--------------------------------------------------------------------------------
Top Ten Sectors

                                                           PERCENT OF
RANK   SECTOR                                              NET ASSETS
-----  --------------------------------------------------  -----------
   1.  Financial Services................................     15.00
   2.  Drug & Hospital Supplies..........................      9.41
   3.  Electronics.......................................      8.50
   4.  Food & Beverages..................................      8.30
   5.  Computers & Office Equipment......................      7.83
   6.  Oil & Gas.........................................      7.44
   7.  Miscellaneous Manufacturing.......................      6.52
   8.  Chemicals & Fertilizers...........................      6.47
   9.  Forest Products & Paper...........................      4.44
  10.  Telecommunications................................      4.15

--------------------------------------------------------------------------------
Top Ten Holdings

                                                                                        PERCENT OF
RANK   HOLDINGS                                                      SECTOR             NET ASSETS
-----  --------------------------------------------------  ---------------------------  ----------
   1.  Johnson & Johnson.................................  Drug & Hospital Supplies         2.99
   2.  Mobil Corp........................................  Oil & Gas                        2.96
   3.  The Coca-Cola Co..................................  Food & Beverages                 2.86
   4.  Dover Corp. ......................................  Miscellaneous Manufacturing      2.56
   5.  Texas Instruments Inc.............................  Electronics                      2.50
   6.  Applied Materials, Inc............................  Electronics                      2.50
   7.  CPC International, Inc............................  Food & Beverages                 2.38
   8.  AFLAC Inc.........................................  Financial Services               2.38
   9.  City National Corp. ..............................  Financial Services               2.37
  10.  Mead Corp.........................................  Forest Products & Paper          2.34

                             THE BEAR STEARNS FUNDS

                         The Insiders Select Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1995
                                  (unaudited)

 ----------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE

------------------------------------------------------------
           COMMON STOCKS--98.50%

           Aerospace & Defense - 1.69%
    1,500  Boeing Co...........................  $   102,375
    3,200  General Dynamics Corp...............      175,600
      600  Lockheed Martin Corp................       40,275
                                                 -----------
                                                     318,250
                                                 -----------

           Automobiles - 0.78%
    2,800  Consolidated Freightways, Inc.......       69,300
    1,100  Dana Corp. .........................       31,762
      100  Goodyear Tire & Rubber Co...........        3,938
      900  PACCAR Inc..........................       42,075
                                                 -----------
                                                     147,075
                                                 -----------
           Building Materials - 1.15%
    5,200  Lone Star Industries, Inc. .........      124,150
    3,300  USG Corp.*..........................       92,400
                                                 -----------
                                                     216,550
                                                 -----------
           Chemicals & Fertilizers - 6.47%
    3,600  Cytec Industries, Inc.*.............      208,350
    1,100  Dow Chemical Co.....................       81,950
    1,500  DuPont (E.I.) De Nemours & Co. .....      103,125
    6,100  Eastman Chemical Co.................      390,400
    3,600  Georgia Gulf Corp...................      124,200
    1,100  Grace (W.R.) & Co. .................       73,425
    2,800  Lubrizol Corp.......................       91,350
    3,200  Mallinckrodt Group, Inc.............      126,800
      400  PPG Industries Inc..................       18,600
                                                 -----------
                                                   1,218,200
                                                 -----------

           Computers & Office Equipment - 7.83%
    3,300  Ceridian Corp.*.....................      146,437
   10,350  Computer Associates International
           Inc. ...............................      437,288
    7,600  Computervision Corp.*. .............       92,150
    3,700  International Business Machines
           Corp................................      349,188
      200  Microsoft Corp.*....................       18,100
    2,000  Oak Technology, Inc.*...............       84,000
    7,600  3Com Corp...........................      345,800
                                                 -----------
                                                   1,472,963
                                                 -----------
 ----------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE
------------------------------------------------------------

           Cosmetics & Soaps - 1.74%
    2,300  Alberto-Culver Co. Class B..........  $    70,150
    5,400  Gillette Co.........................      257,175
                                                 -----------
                                                     327,325
                                                 -----------

           Drug & Hospital Supplies - 9.41%
      700  Abbott Laboratories.................       29,837
    5,000  Boston Scientific Corp.*............      213,125
    3,600  Bristol-Myers Squibb Co.............      262,350
    7,600  Johnson & Johnson...................      563,350
    6,300  Merck & Co., Inc....................      352,800
    1,400  Schering-Plough.....................       72,100
    6,200  Upjohn Co. .........................      276,675
                                                 -----------
                                                   1,770,237
                                                 -----------

           Electrical Equipment - 0.70%
    3,400  Belden, Inc.........................       89,250
      600  Emerson Electric Co.................       42,900
                                                 -----------
                                                     132,150
                                                 -----------

           Electronics - 8.50%
    4,600  Applied Materials, Inc.*............      470,350
    1,700  Arrow Electronics, Inc.*............       92,438
    1,930  Harman International Industries,
           Inc. ...............................       94,570
    6,600  LSI Logic Corp......................      381,150
    3,100  National Service Industries,
           Inc. ...............................       90,675
    5,900  Texas Instruments Inc...............      471,262
                                                 -----------
                                                   1,600,445
                                                 -----------

           Entertainment & Leisure - 2.97%
    5,900  Callaway Golf Co. ..................       91,450
    1,600  Capital Cities/ABC, Inc. ...........      188,200
      200  Comcast Corp. Class A...............        4,000
    5,600  Mirage Resorts, Inc.*...............      184,100
    1,600  The Walt Disney Co. ................       91,800
                                                 -----------
                                                     559,550
                                                 -----------

           Environmental Controls - 1.50%
    9,300  Browning-Ferris Industries Inc......      282,487
                                                 -----------

The accompanying notes are an integral part of the financial statements.

THE                              BEAR                             STEARNS  FUNDS

                         The Insiders Select Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1995
                                  (unaudited)

 ----------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE
------------------------------------------------------------
           COMMON STOCKS (continued)

           Financial Services - 15.00%
      100  Aetna Life & Casualty Co............  $     7,338
   10,800  AFLAC Inc. .........................      448,200
   12,100  Allstate Corp. .....................      428,037
      900  American General Corp. .............       33,638
    4,000  American International Group,
           Inc.................................      340,000
    1,800  BankAmerica Corp....................      107,775
    4,100  Bank of Boston Corp.................      195,262
      300  Bank of New York Co. Inc............       13,950
    2,200  Central Fidelity Banks, Inc. .......       71,500
      500  CIGNA Corp. ........................       52,063
   33,600  City National Corp. ................      445,200
    2,200  First Virginia Banks, Inc. .........       90,750
      100  General Re Corp. ...................       15,100
    2,500  Jefferson-Pilot Corp. ..............      160,625
    2,700  J.P. Morgan & Co....................      208,912
      500  Merrill Lynch & Co. ................       31,250
    5,300  Provident Bankshares Corp. .........      159,000
      400  Salomon Inc.........................       15,300
                                                 -----------
                                                   2,823,900
                                                 -----------

           Food & Beverages - 8.30%
    6,800  CPC International, Inc..............      448,800
      200  Fleming Cos., Inc...................        4,800
    3,000  Pepsico, Inc........................      153,000
    3,600  Philip Morris Cos. Inc. ............      300,600
    7,800  The Coca-Cola Co. ..................      538,200
      900  Unilever N.V. ......................      117,000
                                                 -----------
                                                   1,562,400
                                                 -----------

           Forest Products & Paper - 4.44%
    2,300  Boise Cascade Corp..................       92,863
    1,900  Kimberly-Clark Corp.................      127,537
    7,500  Mead Corp...........................      439,688
    2,300  Scott Paper Co. ....................      111,550
    1,400  Weyerhauser Co. ....................       63,875
                                                 -----------
                                                     835,513
                                                 -----------

 ----------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE
------------------------------------------------------------

           Holding Companies - 3.23%
    4,400  Eastern Enterprises.................  $   141,350
    3,000  ITT Corp. ..........................      372,000
    3,500  Teledyne, Inc.......................       94,937
                                                 -----------
                                                     608,287
                                                 -----------

           Metal Fabricate & Hardware - 0.70%
    3,600  Kennametal Inc. ....................      130,500
                                                 -----------

           Mining - 0.14%
    2,100  Santa Fe Pacific Gold Corp..........       26,513
                                                 -----------

           Miscellaneous Manufacturing - 6.52%
    2,400  AGCO Corp. .........................      109,200
   12,600  Dover Corp..........................      481,950
      800  Eastman Kodak Co....................       47,400
    3,000  Leggett & Platt, Inc................       73,875
    4,300  Maytag Corp. .......................       75,250
    5,700  Procter & Gamble Co.................      438,900
                                                 -----------
                                                   1,226,575
                                                 -----------

           Miscellaneous Services - 0.50%
    2,400  Service Corp. International.........       93,900
                                                 -----------

           Oil & Gas - 7.44%
   13,500  Baker Hughes, Inc. .................      275,062
      500  Louisiana Land & Exploration Co.....       17,813
    5,600  Mobil Corp..........................      557,900
    4,200  Oneok, Inc. ........................       97,650
    2,000  Panhandle Eastern Corp. ............       54,500
    2,800  Phillips Petroleum Co...............       91,000
    1,700  Royal Dutch Petroleum Co.*..........      208,675
    1,500  Schlumberger, Ltd...................       97,875
                                                 -----------
                                                   1,400,475
                                                 -----------

           Packaging & Containers - 1.61%
    5,500  Sealed Air Corp.*...................      303,187
                                                 -----------

The accompanying notes are an integral part of the financial statements.

THE                             BEAR                             STEARNS   FUNDS

                         The Insiders Select Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1995
                                  (unaudited)

 ----------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE
------------------------------------------------------------
           COMMON STOCKS (continued)

           Publishing & Broadcasting - 1.98%
    4,100  Jostens, Inc. ......................  $    96,350
    4,500  Meredith Corp.......................      178,875
    1,400  New York Times Co. Class A..........       38,325
      900  Tribune Co. ........................       59,738
                                                 -----------
                                                     373,288
                                                 -----------

           Retailing - 1.75%
      200  Harcourt General, Inc...............        8,375
    9,400  Kroger Co.*.........................      320,775
                                                 -----------
                                                     329,150
                                                 -----------

           Telecommunications - 4.15%
   10,100  Equifax Inc. .......................      422,938
    6,500  SBC Communications Inc..............      357,500
                                                 -----------
                                                     780,438
                                                 -----------
           Total Common Stocks
           (cost - $17,510,654)................   18,539,358
                                                 -----------

 ----------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE
------------------------------------------------------------

           PREFERRED STOCK - 0.00%

           Holding Company - 0.00%
       29  Teledyne, Inc., Cumulative
           Preferred,
           Series E, 6.00% (cost - $435).......  $       402
                                                 -----------
PRINCIPAL
 AMOUNT
 (000's)
---------

           SHORT-TERM INVESTMENT - 1.42%
           Investment Company - 1.42%
$     268  Federated Trust for Short-term
           U.S. Government Securities**
           (cost - $267,734)...................      267,734
                                                 -----------
           Total Investments
           (cost - $17,778,823) - 99.92%.......   18,807,494
           Other assets in excess of
           liabilities - 0.08%.................       15,057
                                                 -----------
           Net Assets - 100.00%................  $18,822,551
                                                 -----------
                                                 -----------

---------
*   Non-income producing security.
**  Money market fund.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                         The Insiders Select Portfolio
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995
                                  (unaudited)

Assets
  Investments, at value (cost - $17,778,823)......  $18,807,494
  Receivable for Portfolio shares sold............      624,807
  Receivable from investment adviser..............       31,284
  Dividends and interest receivable...............       27,577
  Deferred organization expenses and other
   assets.........................................      228,189
                                                    -----------
        Total assets..............................   19,719,351
                                                    -----------
Liabilities
  Payable for investments purchased...............      634,183
  Distribution fee payable (class A and C
   shares)........................................       22,781
  Payable for Portfolio shares repurchased........       19,090
  Administration fee payable......................        5,135
  Custodian fee payable...........................        1,335
  Accrued expenses................................       33,733
  Organization expenses payable...................      180,543
                                                    -----------
        Total liabilities.........................      896,800
                                                    -----------
Net Assets
  Capital stock, $0.001 par value (unlimited
   shares of beneficial interest authorized)......        1,428
  Paid-in capital.................................   17,803,886
  Accumulated net investment loss.................       (1,423)
  Accumulated net realized loss from
   investments....................................      (10,011)
  Net unrealized appreciation on investments......    1,028,671
                                                    -----------
        Net assets................................  $18,822,551
                                                    -----------
                                                    -----------
Class A
  Net assets......................................  $11,112,583
                                                    -----------
  Shares of beneficial interest outstanding.......      842,646
                                                    -----------
  Net asset value per share.......................       $13.19
  Maximum offering price per share (net asset
   value plus sales charge of 4.75%* of the
   offering price)................................       $13.85
Class C
  Net assets......................................  $ 7,226,413
                                                    -----------
  Shares of beneficial interest outstanding.......      548,596
                                                    -----------
  Net asset value and offering price per
   share**........................................       $13.17
Class Y
  Net assets......................................  $   483,555
                                                    -----------
  Shares of beneficial interest outstanding.......       36,636
                                                    -----------
  Net asset value, offering and redemption value
   per share......................................       $13.20

--------
 * On investments of $50,000 or more, the offering price is reduced.

** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                         The Insiders Select Portfolio
                            STATEMENT OF OPERATIONS
            FOR THE PERIOD JUNE 16, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)

Investment income
  Dividends.......................................  $   59,122
  Interest........................................       3,350
                                                    ----------
                                                        62,472
                                                    ----------
Expenses
  Advisory fees...................................      25,674
  Distribution fees - Class A.....................       9,168
  Distribution fees - Class C.....................      15,293
  Amortization of organization expenses...........      14,056
  Accounting fees.................................      13,500
  Federal and state registration fees.............       6,508
  Reports and notices to shareholders.............       5,846
  Custodian fees and expenses.....................       5,402
  Insurance expenses..............................       5,274
  Legal and auditing fees.........................       5,263
  Transfer agent fees and expenses................       5,185
  Administration fees.............................       5,135
  Trustees' fees and expenses.....................       2,728
  Other...........................................       1,821
                                                    ----------
        Total expenses before waivers and
       reimbursements.............................     120,853
        Less: Waivers and reimbursements..........     (56,958)
                                                    ----------
        Total expenses after waivers and
       reimbursements.............................      63,895
                                                    ----------
  Net investment loss.............................      (1,423)
                                                    ----------
Net realized and unrealized gain/(loss) on
 investments
  Net realized loss from investments..............     (10,011)
  Net change in unrealized appreciation on
   investments....................................   1,028,671
                                                    ----------
  Net realized and unrealized gain on
   investments....................................   1,018,660
                                                    ----------
Net increase in net assets resulting from
 operations.......................................  $1,017,237
                                                    ----------
                                                    ----------

--------
* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                         The Insiders Select Portfolio
                       STATEMENT OF CHANGES IN NET ASSETS
            FOR THE PERIOD JUNE 16, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)

Increase/(decrease) in net assets from
Operations
  Net investment loss.............................  $    (1,423)
  Net realized loss from investments..............      (10,011)
  Net change in unrealized appreciation on
   investments....................................    1,028,671
                                                    -----------
  Net increase in net assets resulting from
   operations.....................................    1,017,237
                                                    -----------

Shares of beneficial interest
  Net proceeds from the sale of shares............   18,068,706
  Cost of shares repurchased......................     (263,416)
                                                    -----------
  Net increase in net assets derived from shares
   of beneficial interest transactions............   17,805,290
                                                    -----------
  Total increase in net assets....................   18,822,527

Net assets
  Beginning of period.............................           24
                                                    -----------
  End of period...................................  $18,822,551
                                                    -----------
                                                    -----------

--------
* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                         The Insiders Select Portfolio
                              FINANCIAL HIGHLIGHTS
            FOR THE PERIOD JUNE 16, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                             CLASS   CLASS
                                                    CLASS A    C       Y*
                                                    -------  ------  ------
Per Share Operating Performance**
  Net asset value, beginning of period............  $ 12.00  $12.00  $12.12
                                                    -------  ------  ------
  Net investment income/(loss)(1).................     0.01   (0.01)  0.01
  Net realized and unrealized gain from
   investments(2).................................     1.18    1.18   1.07
                                                    -------  ------  ------
  Net increase in net assets resulting from
   operations.....................................     1.19    1.17   1.08
                                                    -------  ------  ------
  Net asset value, end of period..................  $ 13.19  $13.17  $13.20
                                                    -------  ------  ------
                                                    -------  ------  ------
  Total investment return(3)(5)...................     9.92%   9.75%  8.91%
                                                    -------  ------  ------
                                                    -------  ------  ------
Ratios/Supplemental Data
  Net assets, end of period (000's omitted).......  $11,113  $7,226  $ 484
  Ratio of expenses to average net assets(1)(4)...     1.65%   2.15%  1.15%
  Ratio of net investment income/(loss) to average
   net assets(1)(4)(5)............................     0.19%  (0.35)%  0.64%
  Decrease reflected in above expense ratios and
   net investment
   income/(loss) due to waivers and
   reimbursements(4)(5)...........................     1.69%   1.63%  1.89%
  Portfolio turnover rate(6)......................     8.53%   8.53%  8.53%
  Average commission rate per share...............  $  0.03  $ 0.03  $0.03

--------
 * Commencement of investment operations. Class Y shares commenced initial public offering on June 20, 1995.
** Calculated based upon weighted average shares outstanding during the period.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset value during the period.
(3) Total return does not consider the effects of sales loads or contingent deferred sales charges. Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns are not annualized.
(4) Annualized.
(5) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A or C shares, due to the timing difference in the commencement of the initial public offering of class Y shares.
(6) Not annualized.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                         The Insiders Select Portfolio
                  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

Organization and Significant Accounting Policies

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has five separate Portfolios in operation: three diversified Portfolios, Large Cap Value Portfolio, Small Cap Value Portfolio and Total Return Bond Portfolio and two non-diversified Portfolios, The Insiders Select Portfolio ("Insiders" or the "Portfolio") and S&P STARS Portfolio (collectively, the "Portfolios"). Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. As of the date hereof, the Portfolio offers three classes of shares, which have been designated as class A, C and Y shares.

Organizational Matters--Prior to commencing investment operations on June 16, 1995, the Portfolio did not have any transactions other than those relating to organizational matters and the sale of one class A share and one class C share of beneficial interest of the Portfolio to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor"). Costs of approximately $240,000 which were incurred by the Portfolio in connection with the organization, registration with the Commission and with various states, and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Portfolio. In the event that the Distributor or any transferee of the Distributor redeems any of its original shares in the Portfolio prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Portfolio is liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

Portfolio Valuation--The Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Portfolio securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates market value, unless this method does not represent fair value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Portfolio's Board of Trustees. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

U.S. Federal Tax Status--The Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Portfolio intends not to be subject to a U.S. federal excise tax.

Dividends and Distributions--The Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually for the Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Transactions with Affiliates and Related Parties

During the period ended September 30, 1995, Bear Stearns Funds Management Inc. ("BSFM" or "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with the Portfolio. BSFM has engaged Symphony Asset Management ("Symphony"), a subsidiary of BARRA, Inc., as the Portfolio's sub-investment adviser to manage the Portfolio's day-to-day investment activities. BSFM and Symphony are referred to herein collectively as the "Advisers." BSFM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets of which BSFM pays Symphony a monthly fee equal to an annual rate of 0.45% of the Portfolio's average daily net assets. In addition, starting in the thirteenth month of operation, BSFM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of the Portfolio's average daily net assets.

During the period ended September 30, 1995, BSFM (or the "Administrator") served as the administrator to the Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with the Portfolio, PFPC Inc. provides certain administrative services to the Portfolio. For providing these services, the Portfolio has agreed to pay PFPC Inc. an annual fee equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of $8,000 for the Portfolio, payable monthly.

These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Portfolio's expenses (exclusive of brokerage commissions, distribution fees, taxes, interest and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Portfolio's shares are offered for sale based on the average total net asset value of the Portfolio. The Portfolio will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolio reimburse BSFM for any amounts it may assume.

During the period ended September 30, 1995, the Adviser has voluntarily undertaken to limit the Portfolio's total operating expenses (exclusive of brokerage commissions, taxes and extraordinary items) to a maximum annual level of 1.65% of the average daily net assets of its class A shares, 2.15% of the average daily net assets of its class C shares and 1.15% of the average daily net assets of its class Y shares. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the period ended September 30, 1995, the Adviser waived its advisory fee of $25,674. In addition, the Adviser reimbursed $31,284, in order to maintain the voluntary expense limitation.

For the period ended September 30, 1995, Bear Stearns, an affiliate of the Adviser and the Administrator, earned approximately $11,400 in brokerage commissions from Portfolio transactions executed on behalf of the Portfolio.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser and the Administrator, serves as custodian to the Portfolio.

Distribution Plan

The Fund, on behalf of the Portfolio, has entered into a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan in effect for the period ended September 30, 1995, the Portfolio paid Bear Stearns a fee at an annual rate of 0.50% for class A shares and 1.00% for class C shares. Such fees are based on the average daily net assets in each class of the Portfolio and are paid monthly. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. For the period June 16, 1995 (commencement of investment operations) through September 30, 1995, Bear Stearns earned $24,461 in distribution fees. Bear Stearns uses these fees to pay dealers whose clients hold Portfolio shares and other distribution-related activities.

In addition, as Distributor of the Portfolio, Bear Stearns collects the sales charges imposed on sales of the Portfolio's class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended September 30, 1995, as a result of an undertaking by the Distributor, it reallowed all of the sales charges to dealers selling Portfolio shares. In addition, Bear Stearns advanced 1.00% in sales commissions on the sale of class C shares to dealers at the time of such sales.

For the period ended September 30, 1995, Bear Stearns has advised the Portfolio that it received approximately $224,000 in front-end sales charges resulting from sales of class A shares of the Portfolio. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to sales persons. In addition, Bear Stearns has advised the Portfolio that during the period, it received $165 in contingent deferred sales charges upon certain redemptions by class C shareholders.

Investments in Securities

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1995 was $17,778,823. Accordingly, the net unrealized appreciation of investments of $1,028,671 was composed of gross appreciation of $1,213,808 for those investments having an excess of value over cost and $185,137 of gross depreciation for those investments having an excess of cost over value.

For the period June 16, 1995 (commencement of investment operations) through September 30, 1995, aggregate purchases and sales of investment securities (excluding short-term securities) for the Portfolio were $18,590,529 and $1,069,429, respectively.

Shares of Beneficial Interest

The Portfolio offers class A, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class C shares are sold with a contingent deferred sales charge of 1.00% during the first year. There is no sales charge on class Y shares, which are offered primarily to institutional investors.

At September 30, 1995, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for the Portfolio, of which Bear Stearns owned one class A share and one class C share of the Portfolio.

Transactions in the classes of shares of beneficial interest for the period June 16, 1995 (commencement of investment operations) through September 30, 1995 were as follows:

                                                                               SHARES
                                                        SHARES SOLD         REPURCHASED
                                                    --------------------  ----------------
                                                    SHARES     AMOUNT     SHARES   AMOUNT
                                                    -------  -----------  ------  --------
Class A shares....................................  854,928  $10,727,091  12,283  $156,058
Class C shares....................................  556,949    6,873,104   8,354   107,358
Class Y shares*...................................   36,636      468,511      --        --

---------
*Class Y shares commenced initial public offering on June 20, 1995.

Credit Agreement

The Fund, on behalf of the Portfolio, has entered into a credit agreement with The First National Bank of Boston. S&P STARS Fund, S&P STARS Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, Total Return Bond Portfolio and Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio, are also parties to the credit agreement. The agreement provides that each Portfolio as a party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each Portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time is the aggregate outstanding principal amount of all loans to any of the Portfolios to exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its base rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by The First National Bank of Boston.

The Portfolio uses the facility to borrow money only for temporary or emergency (not leveraging) purposes. The Portfolio had no amount outstanding under the line of credit agreement at September 30, 1995.

Each loan is payable on demand or upon termination of this credit agreement on January 23, 1996 or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

 The
Bear Stearns
 Funds
 245 Park Avenue
 New York, NY 10167
 1.800.766.4111

Robert S. Reitzes.......................  Chairman of the Board and Trustee
Neil T. Eigen...........................  President
Peter B. Fox............................  Executive Vice President
William J. Montgoris....................  Executive Vice President
Peter M. Bren...........................  Trustee
Alan J. Dixon...........................  Trustee
John R. McKernan, Jr. ..................  Trustee
M.B. Oglesby, Jr. ......................  Trustee
Stephen A. Bornstein....................  Vice President and Secretary
Frank J. Maresca........................  Vice President and Treasurer
Raymond D. DeAngelo.....................  Vice President
Vincent L. Pereira......................  Assistant Treasurer
Eileen M. Coyle.........................  Assistant Secretary

Investment Adviser                        Distributor
Bear Stearns Funds                        Bear, Stearns & Co. Inc.
Management Inc.                           245 Park Avenue
245 Park Avenue                           New York, NY 10167
New York, NY 10167

Custodian                                 Transfer & Dividend
Custodial Trust Company                   Disbursement Agent
101 Carnegie Center                       PFPC Inc.
Princeton, NJ 08540                       Bellevue Corporate Center
                                          400 Bellevue Parkway
                                          Wilmington, DE 19809

Counsel                                   Independent Auditors
Stroock & Stroock & Lavan                 Deloitte & Touche LLP
7 Hanover Square                          Two World Financial Center
New York, NY 10004                        New York, NY 10281

The financial information included herein is taken from the records of the Portfolio without examination by independent auditors who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding the Portfolio's objectives, policies, sales commissions and other information. Total return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", and "STARS-Registered Trademark-" are trademarks of Standard & Poor's and have been licensed for use by Bear, Stearns & Co. Inc. The S&P STARS Portfolio is not sponsored, managed, advised, sold or promoted by S&P.

                                                                    BSF-R-011-01

S&P STARS
Portfolio

Semi-Annual Report
September 30, 1995

                                                                          [LOGO]

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                             LETTER TO SHAREHOLDERS

                                                               November 13, 1995
Dear Shareholders,

We are pleased to present the first report on the S&P STARS Portfolio (the "Portfolio") for the period ended September 30, 1995. The Portfolio was up 20.17%, 19.75% and 2.41% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A, C, and Y shares respectively, for the period ended September 30, 1995. Additionally, for the quarter ended September 30, 1995 the Portfolio returned 8.26% and 8.05% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A and C shares, respectively. We are pleased to announce that the Portfolio outperformed its benchmark, the S&P 500 (Composite) Index, for both periods. The S&P 500 (Composite) Index gained 18.23% for the period April 5, 1995 (commencement of the Portfolio's investment operations) through September 30, 1995 and 7.95% for the quarter ended September 30, 1995. Further performance data for each class of shares during this reporting period is available in the "Financial Highlights" section in this report. Furthermore, your enthusiasm and support for the Portfolio created the momentum to raise approximately $58 million in total assets in six months.

Over the next two to three quarters, we believe that the economy will continue in its slow growth phase and the rate of inflation will remain subdued. At present, many industrial companies are experiencing only modest gains in sales and commodity prices are weakening. For example, chemical, paper, and metal prices are declining, while sales are only up marginally. As a result of the slowdown in the U.S. and other industrial economies, we believe that interest rates will continue to trend lower.

In this environment, earnings for cyclical companies are likely to slow down and could even decline over the next two to four quarters, suggesting a rotation into consumer nondurable stocks. Therefore, S&P STARS Master Series (the "Master Series"), the fund in which the Portfolio invests, has reduced most of its positions in industrial stocks and shifted its investments into quality growth companies such as Pfizer Inc., Merck & Co., Inc. and Philip Morris Cos. Inc.

Despite nervousness in the stock market, technology stocks still appear poised to report strong gains for the next two quarters. In the fourth quarter, we believe earnings and revenues will be up well over 30% for several leading technology companies such as Intel Corp., Adaptec Inc. and Compaq Computer Corp. In our opinion, growth in the technology sector will be supported by the ongoing need to improve productivity in the corporate sector. In addition, penetration of the Personal Computer (PC) in the home is still relatively low (about 30%), and we expect this level to rise to 50% over the next two to three years. Industry forecasts suggest that, globally, PC's will grow from about 50 million units in 1994 to 65 million units in 1995 and 80 million units in 1996. Although we expect the growth rate will be slowing, it is still rising over 20% for 1996. We remain overweighted in this sector although the weighting has been reduced substantially from the prior quarter.

In the quarter ended September 30, 1995, the Master Series has increased its holdings in quality growth stocks such as Philip Morris, American Brands, Inc. and The Coca-Cola Co. Philip Morris and American Brands are selling significantly below market multiples with good earnings projections and relatively high yields (approximately 5%). The Master Series continues to maintain large positions in special situation stocks such as IBP Inc.

Going forward, we believe that financial stocks will outperform if rates continue to ease. These stocks tend to outperform during periods of low inflation and declining rates. Finally, in an effort to hedge our downside risks, the Master Series has sold short a limited number of stocks.

In conclusion, we appreciate your support and would be pleased to respond to any questions or comments. If you have any questions concerning the Portfolio, please call 1-800-766-4111.

Sincerely,

        [SIG]
Robert S. Reitzes
Chairman of the Board
The Bear Stearns Funds
Portfolio Manager
S&P STARS Master Series

                             THE BEAR STEARNS FUNDS

                             S&P STARS Portfolio(1)
             Comparison of Change in Value of $10,000 Investment in
               Class A and Class C Shares(2) vs. Various Indices
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     S&P Stars Portfolio
                                  Class A         Class C         S&P 500     Micropal Equity U.S. Growth
April 3, 1995                  $ 9,525.00     $ 10,000.00     $ 10,000.00                     $ 10,000.00
April 30, 1995                 $ 9,639.36     $ 10,113.06     $ 10,280.00                     $ 10,204.00
May 31, 1995                  $ 10,099.27     $ 10,587.42     $ 10,653.00                     $ 10,492.00
June 30, 1995                 $ 10,574.94     $ 11,079.74     $ 10,880.00                     $ 10,913.00
July 31, 1995                 $ 11,272.50     $ 11,805.15     $ 11,225.00                     $ 11,444.00
August 31, 1995               $ 11,341.92     $ 11,873.61     $ 11,222.00                     $ 11,548.00
Sep 30, 1995                  $ 11,445.68     $ 11,997.85     $ 11,672.00                     $ 11,861.00


                        MidLantic Consumer Price Index
April 3, 1995                              $ 10,000.00
April 30, 1995                             $ 10,040.00
May 31, 1995                               $ 10,066.10
June 30, 1995                              $ 10,079.19
July 31, 1995                              $ 10,099.35
August 31, 1995                            $ 10,112.48
Sep 30, 1995                               $ 10,125.62

                                              Total Return
                                                      With applicable sales    Without applicable sales
                                                     load and CDSC, if any,     load and CDSC, if any,
                                                    and including fee waivers  and including fee waivers
                                                           and expense                and expense
                                                         reimbursements             reimbursements
                                                    -------------------------  -------------------------
S&P STARS Portfolio(1)(4)
    Class A shares(5).............................             14.44%                     20.17%
    Class C shares(6).............................              18.58                      19.75
    Class Y shares(2)(7)..........................               2.41                       2.41
Micropal U.S. Equity Growth Index(3)..............              18.18                     --
S&P 500 (Composite) Index(3)......................              18.23                     --
Midatlantic Consumer Price Index(3)...............               1.26                     --

---------
(1) For the period April 5, 1995 (commencement of investment operations) through September 30, 1995.
(2) The return of class Y shares (for which August 7, 1995 was the initial public offering date) would have been higher than class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to class Y shares.
(3) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio invests in a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(4) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements.
(5) Reflects the initial maximum 4.75% sales load. Excluding fee waivers and expense reimbursements, the total return would have been 14.22% with a sales load charged and 19.88% without a sales load charged.
(6) Reflects the maximum 1.00% contingent deferred sales charge. Excluding fee waivers and expense reimbursements, the total return would have been 18.50% with a CDSC charged at the end of the period and 19.50% without a CDSC charged at the end of the period.
(7) Excluding fee waivers and expense reimbursements, the total return would have been 2.34%.

CDSC -- Contingent Deferred Sales Charge.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                               SEPTEMBER 30, 1995
                                  (unaudited)

--------------------------------------------------------------------------------
Top Ten Sectors

                                                           PERCENT OF
RANK   SECTOR                                              NET ASSETS
-----  --------------------------------------------------  -----------
   1.  Computers & Office Equipment......................      13.19
   2.  Banks.............................................      11.51
   3.  Drug & Hospital Supplies..........................      10.71
   4.  Electronics.......................................       9.42
   5.  Food & Beverages..................................       7.99
   6.  Retailing.........................................       6.43
   7.  Chemicals & Fertilizers...........................       6.17
   8.  Insurance.........................................       6.09
   9.  Services..........................................       5.28
  10.  Miscellaneous Industrials.........................       4.51

--------------------------------------------------------------------------------
Top Ten Holdings

                                                                                          PERCENT OF
RANK   HOLDINGS                                                       SECTOR              NET ASSETS
-----  --------------------------------------------------  -----------------------------  ----------
   1.  Citicorp..........................................  Banks                              8.49
   2.  Grace (W.R.) & Co.................................  Chemicals & Fertilizers            6.17
   3.  Philip Morris Cos. Inc. ..........................  Food & Beverages                   4.68
   4.  IBP Inc. .........................................  Miscellaneous Industrials          4.51
   5.  Merck & Co., Inc. ................................  Drug & Hospital Supplies           4.33
   6.  Chubb Corp. ......................................  Insurance                          3.76
   7.  Motorola, Inc.....................................  Electronics                        3.60
   8.  Intel Corp. ......................................  Electronics                        3.47
   9.  Sterling Software, Inc. ..........................  Services                           3.40
  10.  The Coca-Cola Co..................................  Food & Beverages                   3.31

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995
                                  (unaudited)

Assets
  Investment in S&P STARS Master Series
   ("Master Series"), at value....................  $  56,239,077
  Receivable for Portfolio shares sold............      1,429,723
  Receivable for investment sold in Master
   Series.........................................        227,906
  Prepaid expenses................................         27,756
  Receivable from Master Series' investment
   adviser........................................          4,424
  Deferred organization expenses and other
   assets.........................................        239,490
                                                    -------------
        Total assets..............................     58,168,376
                                                    -------------
Liabilities
  Payable for investment purchased in Master
   Series.........................................      1,429,723
  Payable for Portfolio shares repurchased........        227,906
  Distribution fee payable (class A and C
   shares)........................................         79,852
  Administration fee payable......................         24,888
  Custodian fee payable...........................            417
  Accrued expenses................................         22,864
  Organization expenses payable...................        247,484
                                                    -------------
        Total liabilities.........................      2,033,134
                                                    -------------
Net Assets
  Capital stock, $0.001 par value (unlimited
   shares of beneficial interest authorized)......          3,897
  Paid-in capital.................................     50,746,076
  Net investment loss.............................        (89,940)
  Accumulated net realized gain from Master
   Series.........................................        845,818
  Net unrealized appreciation from Master
   Series.........................................      4,629,391
                                                    -------------
        Net assets................................  $  56,135,242
                                                    -------------
Class A
  Net assets......................................  $  37,433,829
                                                    -------------
  Shares of beneficial interest outstanding.......      2,595,908
                                                    -------------
  Net asset value per share.......................         $14.42
  Maximum offering price per share (net asset
   value plus sales charge of 4.75%* of the
   offering price)................................         $15.14
Class C
  Net assets......................................  $  18,615,838
                                                    -------------
  Shares of beneficial interest outstanding.......      1,295,219
                                                    -------------
  Net asset value and offering price per
   share**........................................         $14.37
Class Y
  Net assets......................................  $      85,575
                                                    -------------
  Shares of beneficial interest outstanding.......          5,914
                                                    -------------
  Net asset value, offering and redemption price
   per share......................................         $14.47

---------
 * On investments of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                            STATEMENT OF OPERATIONS
            FOR THE PERIOD APRIL 5, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)

Investment income
  Allocated net investment income from Master
   Series.........................................  $  133,349
                                                    ----------
Expenses
  Distribution fees - Class A.....................      55,661
  Distribution fees - Class C.....................      57,848
  Amortization of organization expenses...........      26,215
  Administration fees.............................      24,888
  Transfer agent fees and expenses................      23,630
  Reports and notices to shareholders.............       9,845
  Insurance expenses..............................       7,630
  Federal and state registration fees.............       7,352
  Accounting fees.................................       6,769
  Trustees' fees and expenses.....................       4,431
  Legal and auditing fees.........................       1,969
  Custodian fees..................................         491
  Other...........................................         984
                                                    ----------
        Total expenses before reimbursements......     227,713
        Less: Reimbursements......................      (4,424)
                                                    ----------
        Total expenses after reimbursements.......     223,289
                                                    ----------
  Net investment loss.............................     (89,940)
                                                    ----------
Net realized and unrealized gain from Master
 Series
  Net realized gain...............................     845,818
  Net change in unrealized appreciation...........   4,629,391
                                                    ----------
  Net realized and unrealized gain................   5,475,209
                                                    ----------
Net increase in net assets resulting from
 operations.......................................  $5,385,269
                                                    ----------
                                                    ----------

--------
* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                       STATEMENT OF CHANGES IN NET ASSETS
            FOR THE PERIOD APRIL 5, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)

Increase/(decrease) in net assets from
Operations
  Net investment loss.............................  $   (89,940)
  Net realized gain from Master Series............      845,818
  Net change in unrealized appreciation from
   Master Series..................................    4,629,391
                                                    -----------
  Net increase in net assets resulting from
   operations.....................................    5,385,269
                                                    -----------

Shares of beneficial interest
  Net proceeds from the sale of shares............   56,445,631
  Cost of shares repurchased......................   (5,820,674)
                                                    -----------
  Net increase in net assets derived from shares
   of beneficial interest transactions............   50,624,957
                                                    -----------
  Total increase in net assets....................   56,010,226

Net assets
  Beginning of period.............................      125,016
                                                    -----------
  End of period...................................  $56,135,242
                                                    -----------
                                                    -----------

--------
* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                              FINANCIAL HIGHLIGHTS
            FOR THE PERIOD APRIL 5, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)
--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                     CLASS A    CLASS C    CLASS Y
                                     --------   --------   --------
Per Share Operating Performance**
  Net asset value, beginning of
   period..........................  $  12.00   $  12.00   $  14.13
                                     --------   --------   --------
  Net investment loss(1)...........     (0.02)     (0.04)     (0.01)
  Net realized and unrealized gain
   on investments(2)...............      2.44       2.41       0.35
                                     --------   --------   --------
  Net increase in net assets
   resulting from operations.......      2.42       2.37       0.34
                                     --------   --------   --------
  Net asset value, end of period...  $  14.42   $  14.37   $  14.47
                                     --------   --------   --------
                                     --------   --------   --------
  Total investment return(3)(6)....     20.17%     19.75%      2.41%
                                     --------   --------   --------
                                     --------   --------   --------
Ratios/Supplemental Data
  Net assets, end of period (000's
   omitted)........................  $ 37,434   $ 18,616   $     85
  Ratio of expenses to average net
   assets(1)(4)....................      1.50%      2.00%      1.00%
  Ratio of net investment loss to
   average net assets(1)(4)(6).....     (0.37)%    (0.87)%    (0.95)%
  Decrease reflected in above
   expense ratios and net
   investment loss due to waivers
   and reimbursements(4)(5)(6).....      0.82%      0.84%      0.67%

--------
* Commencement of investment operations. Class Y shares commenced initial public offering on August 7, 1995.
** Calculated based upon weighted average shares outstanding during the period.
(1)   Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset value during the period.
(3) Total return does not consider the effects of sales loads or contingent deferred sales charges. Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns are not annualized.
(4)   Annualized.
(5)   Includes Portfolio's share of Master Series' expenses.
(6) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A or C shares, due to timing differences in the commencement of the initial public offering of class Y shares.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

Organization and Significant Accounting Policies

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has five portfolios in operation: three diversified portfolios, Large Cap Value Portfolio, Small Cap Value Portfolio and Total Return Bond Portfolio, and two non-diversified portfolios, The Insiders Select Portfolio and S&P STARS Portfolio. As of the date hereof, S&P STARS Portfolio (the "Portfolio") offers three classes of shares which have been designated as class A, C and Y shares.

The Portfolio invests all of its assets in S&P STARS Master Series (the "Master Series"), a separate series of S&P STARS Fund (the "Master Fund"), which has the same objective as the Portfolio. The Master Fund was organized as a Delaware business trust on October 5, 1994 and is registered under the Investment Company Act as an open-end management investment company. The Master Fund currently has one fund in operation, the Master Series, a non-diversified fund. The value of the Portfolio's investment in the Master Series reflects the Portfolio's proportionate beneficial interest in the net assets of the Master Series (99.9% at September 30, 1995). The performance of the Portfolio is directly affected by the performance of the Master Series. The financial statements of the Master Series, including the portfolio of investments, should be read in conjunction with the Portfolio's financial statements.

Organizational Matters--Prior to commencing investment operations on April 5, 1995, the Portfolio had not had any transactions other than those relating to organizational matters and the sale of 5,209 class A shares and 5,209 class C shares of beneficial interest of S&P STARS Portfolio to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor"). Costs of approximately $262,500 incurred by the Fund in connection with the organization, its registration with the Commission and with various states and the initial public offering of its shares have been deferred and are being amortized, using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Portfolio. In the event that the Distributor or any transferee of the Distributor redeems any of its original shares prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Portfolio is liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

Investment Valuation--The Portfolio invests all of its assets in the Master Series, rather than in a portfolio of securities. Valuation of securities by the Master Series is discussed in the Master Series' Notes to Financial Statements which are included elsewhere in this report. Expenses and fees, including administrative and distribution fees are accrued daily and taken into account for the purposes of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class the per share net asset value of each class will differ.

Investment Income--The Portfolio earns income, net of Master Series' expenses, daily on its investment in the Master Series.

The Portfolio's allocated net investment income from the Master Series is further allocated each day to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

U.S. Federal Tax Status--The Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Portfolio intends not to be subject to a U.S. federal excise tax.

Dividends and Distributions--The Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Transactions with Affiliates and Related Parties

During the period ended September 30, 1995, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to the Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with the Portfolio, PFPC International Ltd. provides certain administrative services to the Portfolio. For providing these services, PFPC International Ltd. is entitled to receive from the Portfolio a monthly fee of $4,000.

These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Portfolio's expenses (exclusive of brokerage commissions, distribution fees, taxes, interest and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Portfolio's shares are offered for sale based on the average total net asset value of the Portfolio.

During the period ended September 30, 1995, BSFM as the Master Series' Adviser (the "Adviser") has voluntarily undertaken to limit the Portfolio's total operating expenses (other than brokerage commissions, taxes and extraordinary items) to the extent that total Portfolio operating expenses exceeded 1.50% of the average daily net assets of the Portfolio's class A shares, 2.00% of the average daily net assets of the Portfolio's class C shares and 1.00% of the average daily net assets of the Portfolio's class Y shares. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees (Master Series only) and reimbursements of expenses exceeding the advisory fee (Master Series and Portfolio). For the period ended September 30, 1995, the Adviser reimbursed $4,424 of the Portfolio's expenses in order to maintain the voluntary expense limitation. The Portfolio will not pay the Adviser at a later time for any amounts it may waive, nor will the Portfolio reimburse the Adviser for any amounts it may assume.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Administrator, serves as custodian to the Portfolio.

Distribution Plan

The Fund, on behalf of the Portfolio, has entered into a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan in effect for the period ended September 30, 1995, the Portfolio paid Bear Stearns a fee at an annual rate of 0.50% for class A shares and 1.00% for class C shares based on such class' average daily net assets. For the period April 5, 1995 (commencement of investment operations) through September 30, 1995, Bear Stearns earned $113,509 in distribution fees. Bear Stearns uses these fees primarily to pay dealers whose clients hold Portfolio shares and other distribution-related activities.

In addition, as distributor of the Portfolio, Bear Stearns collects sales charges imposed on sales of the Portfolio's class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended September 26, 1995, as a result of an undertaking by the Distributor, it reallowed all of the sales charges to dealers selling shares in the Portfolio. In addition, Bear Stearns pays 1.00% in sales commissions on the sale of class C shares to dealers at the time of such sales.

For the period ended September 30, 1995, Bear Stearns has advised the Portfolio that it received approximately $561,000 in front-end sales charges resulting from sales of class A shares of the Portfolio. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to sales persons. Bear Stearns has advised the Portfolio that for the period ended September 30, 1995, it received approximately $5,000 in contingent deferred sales charges paid upon certain redemptions by class C shareholders of the Portfolio.

Investment Transactions

Additions and reductions to the Portfolio's investment in the Master Series amounted to $56,432,307 and $5,926,804, respectively.

Shares of Beneficial Interest

The Portfolio offers class A, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class C shares are sold with a contingent deferred sales charge of 1.00% during the first year. There are no sales charges on class Y shares which are offered primarily to institutional investors.

At September 30, 1995, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized of which Bear Stearns owned 5,209 class A shares and 5,209 class C shares. Transactions in shares of beneficial interest for the period April 5, 1995 (commencement of investment operations) through September 30, 1995 were as follows:

                                                 CLASS A                 CLASS C              CLASS Y*
                                          ----------------------  ----------------------  -----------------
                                           SHARES      AMOUNTS     SHARES      AMOUNTS    SHARES   AMOUNTS
                                          ---------  -----------  ---------  -----------  ------   --------
Sales...................................  2,818,374  $37,045,589  1,473,302  $19,314,311  5,979    $85,731
Repurchases.............................    227,675    3,236,721    183,292    2,583,007     65        946
                                          ---------  -----------  ---------  -----------  ------   --------
Net increase in shares outstanding......  2,590,699  $33,808,868  1,290,010  $16,731,304  5,914    $84,785
                                          ---------  -----------  ---------  -----------  ------   --------
                                          ---------  -----------  ---------  -----------  ------   --------

---------
* Class Y shares commenced initial public offering on August 7, 1995.

Credit Agreement

The Fund, on behalf of the Portfolio, has entered into a credit agreement with The First National Bank of Boston. S&P STARS Fund, Large Cap Value Portfolio, Small Cap Value Portfolio, Total Return Bond Portfolio, The Insiders Select Portfolio and Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio, are also parties to the credit agreement. The agreement provides that each Portfolio as a party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each Portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time shall the aggregate outstanding principal amount of all loans to any of the portfolios exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or, at the borrower's option, the rate quoted by The First National Bank of Boston.

The Portfolio uses this facility to borrow money only for temporary or emergency (not leveraging) purposes. The Portfolio had no amount outstanding under the line of credit agreement at September 30, 1995.

Each loan is payable on demand or upon termination of this credit agreement on January 23, 1996 or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1995
                                  (unaudited)

 ----------------------------------------------------------
                                                    MARKET
SHARES*                                              VALUE

-------------------------------------------------------------
               COMMON STOCKS--94.62%

               Automotive Equipment - 1.75%
     25,000    Goodyear Tire & Rubber Co. ......  $   984,375
                                                  -----------
               Banks - 11.51%
     67,500    Citicorp.........................    4,775,625
     15,000    Northern Trust Corp.**...........      690,000
     16,500    Green Tree Financial Corp.+......    1,006,500
                                                  -----------
                                                    6,472,125
                                                  -----------
               Chemicals & Fertilizers - 6.17%
     52,000    Grace (W.R.) & Co. ..............    3,471,000
                                                  -----------
               Computers & Office Equipment -
               13.19%
      7,000    Atmel Corp.+.....................      236,250
     13,000    Compaq Computer Corp.+...........      628,875
     14,500    Cisco Systems, Inc.**+...........    1,000,500
     15,000    International Business Machines
               Corp. ...........................    1,415,625
     25,000    Oracle Systems Corp.+............      959,375
     36,000    Seagate Technology Inc.+.........    1,516,500
     52,000    Sequent Computer Systems,
               Inc.**+..........................    1,033,500
     10,000    Sun Microsystems, Inc.+..........      630,000
                                                  -----------
                                                    7,420,625
                                                  -----------
               Credit & Finance - 3.16%
     40,000    American Express Co..............    1,775,000
                                                  -----------
               Drug & Hospital Supplies - 10.71%
     40,000    Foundation Health Corp.+.........    1,525,000
     16,000    Medtronic, Inc. .................      860,000
     43,500    Merck & Co., Inc. ...............    2,436,000
     22,500    Pfizer Inc. .....................    1,200,938
                                                  -----------
                                                    6,021,938
                                                  -----------
               Electrical Equipment - 3.00%
     26,500    General Electric Co. ............    1,689,375
                                                  -----------
 ----------------------------------------------------------
                                                    MARKET
SHARES*                                              VALUE
-------------------------------------------------------------

               Electronics - 9.42%
     32,000    Adaptec Inc.+....................  $ 1,320,000
     32,500    Intel Corp.......................    1,954,063
     26,500    Motorola, Inc. ..................    2,023,938
                                                  -----------
                                                    5,298,001
                                                  -----------

               Food & Beverages - 7.99%
     27,000    The Coca-Cola Co. ...............    1,863,000
     31,500    Philip Morris Cos. Inc...........    2,630,250
                                                  -----------
                                                    4,493,250
                                                  -----------

               Grocery Products - 2.44%
     32,500    American Brands, Inc. ...........    1,373,125
                                                  -----------

               Insurance - 6.09%
     22,500    St. Paul Cos., Inc. .............    1,313,437
     22,000    Chubb Corp.......................    2,112,000
                                                  -----------
                                                    3,425,437
                                                  -----------

               Miscellaneous Industrials - 4.51%
     47,500    IBP Inc..........................    2,535,312
                                                  -----------

               Oil-Offshore Drilling - 0.63%
     50,000    Global Marine, Inc.+.............      356,250
                                                  -----------

               Oil Well Equipment & Services -
               0.50%
     30,000    Nabors Industries, Inc.+.........      283,125
                                                  -----------

               Publishing and Broadcasting -
               1.84%
     47,000    News Corp. Ltd. ADR..............    1,034,000
                                                  -----------

               Retailing - 6.43%
     33,000    Dollar General Corp..............      969,375
     35,000    Eckerd Corp.+....................    1,400,000
     20,500    Tandy Corp.......................    1,245,375
                                                  -----------
                                                    3,614,750
                                                  -----------

The accompanying notes are an integral part of the financial statements.

THE                              BEAR                             STEARNS  FUNDS

                            S&P STARS Master Series
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1995
                                  (unaudited)

 ----------------------------------------------------------
                                                    MARKET
SHARES*                                              VALUE
-------------------------------------------------------------
               COMMON STOCKS (continued)

               Services - 5.28%
     42,000    Sterling Software, Inc.+.........  $ 1,911,000
     15,500    Automatic Data Processing,
               Inc.**...........................    1,055,937
                                                  -----------
                                                    2,966,937
                                                  -----------
               Total Common Stocks
               (cost - $48,572,568).............   53,214,625
                                                  -----------
  PRINCIPAL
     AMOUNT
    (000's)
-------------

               SHORT-TERM INVESTMENT--4.06%
               Investment Company - 4.06%
$     2,285    Federated Trust for Short-term
               U.S. Government Securities++
               (cost - $2,285,191)..............    2,285,191
                                                  -----------
               Total Investments
               (cost - $50,857,759) - 98.68%....   55,499,816
               Other assets in excess
               of liabilities - 1.32%...........      740,480
                                                  -----------
               Net Assets - 100.00%.............  $56,240,296
                                                  -----------
                                                  -----------
    NUMBER OF
    CONTRACTS
-------------
               WRITTEN CALL OPTION
               Computers & Office Equipment
        145    Cisco Systems, Inc.**+
               10/21/95 @ $75.00
               (premiums received - $34,001)....  $    (7,250)
                                                  -----------
                                                  -----------

 ----------------------------------------------------------
                                                    MARKET
SHARES*                                              VALUE
-------------------------------------------------------------

               SHORT SALE OF COMMON STOCK
               Shipping & Freight
     10,000    Roadway Services, Inc.
               (proceeds received - $458,250)...  $  (497,500)
                                                  -----------
                                                  -----------

---------
*   Unless   otherwise   indicated   all   common   stocks,   including    those
underlying  written options,  are ranked five  stars and all  common stocks sold short are ranked one star.
**  Currently ranked four stars; ranked five stars when purchased.
+   Non-income producing security.
++  Money market fund.
ADR American Depositary Receipt.

S&P STARS RANKINGS:
Five stars - Buy - Expected to be among the best performers over the next twelve months and to rise in price.
Four stars - Accumulate - Expected to be an above-average performer.
Three stars - Hold - Expected to be an average performer.
Two stars - Avoid - Expected to be a below-average performer.
One star - Sell - Expected to be a well-below-average  performer and to fall  in price.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995
                                  (unaudited)

Assets
  Investments, at value (cost - $50,857,759)......  $  55,499,816
  Receivable for investments sold.................      3,157,931
  Receivable for beneficial interests sold........      1,429,723
  Deposit with broker for security sold short
   (including margin requirement of $229,250).....        687,500
  Amount segregated at custodian for security sold
   short..........................................        280,000
  Dividends receivable............................         54,614
  Receivable from investment adviser..............         10,891
  Deferred organization expenses and other
   assets.........................................         92,822
                                                    --------------
        Total assets..............................     61,213,297
                                                    --------------
Liabilities
  Payable for investments purchased...............      4,112,880
  Security sold short, at value (proceeds received
   - $458,250)....................................        497,500
  Payable for beneficial interests repurchased....        227,906
  Written call options, at value (premiums
   received - $34,001)............................          7,250
  Custodian fee payable...........................            824
  Accrued expenses................................         29,307
  Organization expenses payable...................         97,334
                                                    --------------
        Total liabilities.........................      4,973,001
                                                    --------------
Net Assets
  Net proceeds from capital contributions and
   withdrawals....................................     51,610,738
  Net unrealized appreciation on investments,
   security sold short and option transactions....      4,629,558
                                                    --------------
        Net assets applicable to investors'
       beneficial interests.......................  $  56,240,296
                                                    --------------
                                                    --------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                            STATEMENT OF OPERATIONS
            FOR THE PERIOD APRIL 5, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)

Investment Income
  Dividends.......................................  $   175,628
  Interest........................................       12,957
                                                    -----------
                                                        188,585
                                                    -----------
Expenses
  Advisory fees...................................      124,342
  Administration and accounting fees..............       19,950
  Amortization of organization expenses...........        9,845
  Custodian fees and expenses.....................        9,845
  Legal and auditing fees.........................        8,861
  Trustees' fees and expenses.....................        8,369
  Insurance expenses..............................        7,630
  Other...........................................        1,621
                                                    -----------
        Total expenses before waivers and
       reimbursements.............................      190,463
        Less: Waivers and reimbursements..........     (135,233)
                                                    -----------
        Total expenses after waivers and
       reimbursements.............................       55,230
                                                    -----------
  Net investment income...........................      133,355
                                                    -----------
Net realized and unrealized gain/(loss) on
 investments, security sold short and option
 transactions
  Net realized gain/(loss) from:
        Investments...............................      949,190
        Option transactions.......................     (103,334)
  Net change in unrealized
   appreciation/(depreciation) on:
        Investments...............................    4,642,057
        Security sold short.......................      (39,250)
        Option transactions.......................       26,751
                                                    -----------
  Net realized and unrealized gain from
   investments, security sold short and option
   transactions...................................    5,475,414
                                                    -----------
Net increase in net assets resulting from
 operations.......................................  $ 5,608,769
                                                    -----------
                                                    -----------

---------
* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                       STATEMENT OF CHANGES IN NET ASSETS
            FOR THE PERIOD APRIL 5, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)

Increase in net assets from
Operations
  Net investment income.....................................    $   133,355
  Net realized gain from investments and option
   transactions.............................................        845,856
  Net change in unrealized appreciation on investments,
   security sold short and option transactions..............      4,629,558
                                                              ---------------
  Net increase in net assets resulting from operations......      5,608,769
                                                              ---------------

Capital transactions
  Contributions.............................................     56,433,315
  Withdrawals...............................................     (5,926,804)
                                                              ---------------
  Net increase in net assets derived from capital
   transactions.............................................     50,506,511
                                                              ---------------
  Total increase in net assets..............................     56,115,280
Net assets
  Beginning of period.......................................        125,016
                                                              ---------------
  End of period.............................................    $56,240,296
                                                              ---------------
                                                              ---------------

---------
* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                              FINANCIAL HIGHLIGHTS
            FOR THE PERIOD APRIL 5, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)
--------------------------------------------------------------------------------

Contained below are ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

Ratios/Supplemental Data
  Net assets, end of period (000's
   omitted)........................  $56,240
  Ratio of expenses to average net
   assets(1)(2)....................    0.33%
  Ratio of net investment income to
   average net assets(1)(2)........    0.80%
  Decrease reflected in above
   expense ratios and net
   investment income due to waivers
   and reimbursements(2)...........    0.81%
  Portfolio turnover rate(3).......  105.58%
  Average commission rate per
   share...........................  $ 0.06

--------
*   Commencement of investment operations.
(1) Reflects waivers and reimbursements.
(2) Annualized.
(3) Not annualized.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                                 S&P STARS Fund

                            S&P STARS Master Series
                  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

Organization and Significant Accounting Policies

S&P STARS Fund (the "Master Fund") was organized as a Delaware business trust on October 5, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Master Fund is a "series fund" which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. The Master Fund currently has one portfolio in operation, S&P STARS Master Series (the "Master Series"), a non-diversified portfolio.

Organizational Matters--Prior to commencing investment operations on April 5, 1995, the Master Fund had not had any transactions other than those relating to organizational matters and the sale of 10,418 shares of beneficial interest of the Master Series to S&P STARS Portfolio (the "Portfolio") of The Bear Stearns Funds. Costs of approximately $100,000 incurred by the Master Fund in connection with the organization and its registration with the Commission have been deferred and are being amortized, using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Master Series. The Master Series commenced investment operations on April 5, 1995. In the event that the Portfolio or any transferee of the Portfolio redeems any of its original shares prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Master Series is liquidated prior to the end of the sixty month period, the Portfolio or the transferee of the Portfolio shall bear the unamortized deferred organization expenses.

Portfolio Valuation--Securities, including covered call options written by the Master Series, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities which mature in 60 days or less are valued at amortized cost which approximates market value, unless this method does not represent fair value. Expenses and fees, including the investment advisory, administration fees and distribution fees, are accrued daily and taken into account for the purposes of determining the net asset value of the Master Series shares.

Investment Transactions and Investment Income--Master Series' investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Options Writing--When the Master Series writes an option, an amount equal to the premium received by the Master Series is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Master Series on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether the Master Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Master Series. The Master Series' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Master Series' involvement in these financial instruments. In writing an option, the Master Series bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Master Series could result in the Master Series selling or buying a security at a price different from the current market value. The Master Series' activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks.

Written call option open at September 30, 1995:

                                                        PREMIUMS
WRITTEN CALL OPTION               EXPIRATION DATE       RECEIVED         MARKET VALUE      UNREALIZED GAIN
------------------------------  --------------------  -------------       ----------      ------------------
Cisco Systems, Inc............    October 21, 1995      $   34,001            $   7,250           $  26,751

Short Selling--When the Master Series makes a short sale, an amount equal to the proceeds received by the Master Series is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Short sales represent obligations of the Master Series to make future delivery of specific securities and, correspondingly, create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by the Master Series). Upon the termination of a short sale, the Master Series will recognize a gain, limited to the price at which the Master Series sold the security short, if the market price is less than the proceeds originally received. The Master Series will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that the Master Series' ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements. The Master Series has segregated $509,250 in separate accounts as collateral for open short sales.

Security sold short at September 30, 1995:

SHORT SALE                        PROCEEDS         MARKET VALUE      UNREALIZED LOSS
------------------------------  -------------   ------------------  ------------------
Roadway Services, Inc.........    $  458,250            $  497,500          $  39,250

U.S. Federal Tax Status--The Master Series intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Master Series intends not to be subject to a U.S. federal excise tax.

Transactions with Affiliates and Related Parties

During the period ended September 30, 1995, Bear Stearns Funds Management Inc. ("BSFM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser of the Master Series pursuant to an Investment Advisory Agreement. The Adviser is entitled to receive from the Master Series a monthly fee equal to an annual rate of 0.75% of the Master Series' average daily net assets.

Under the terms of an Administrative Services Agreement with the Portfolio, PFPC International Ltd. provides certain administrative services to the Master Series. For providing these services, PFPC International Ltd. is entitled to receive from the Master Series a monthly fee equal to an annual rate of 0.12% of the Master Series' net assets up to $200 million, 0.09% of the next $200 million, 0.075% of the next $200 million, and 0.05% of net assets above $600 million, subject to a minimum annual fee of $8,500 for the Master Series, payable monthly.

During the period ended September 30, 1995, the Adviser has voluntarily undertaken to limit the Portfolio's total operating expenses (other than brokerage commissions, taxes and extraordinary items) to the extent that total Portfolio operating expenses exceeded 1.50% of the average daily net assets of the Portfolio's class A shares, 2.00% of the average daily net assets of the Portfolio's class C shares and 1.00% of the average daily net assets of the Portfolio's class Y shares. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the period ended September 30, 1995, the Adviser waived $124,342 of its advisory fee and reimbursed $10,891 of the Master Series expenses in order to maintain the voluntary expense limitation. The Master Series will not pay the Adviser at a later time for any amounts it may waive, nor will the Master Series reimburse the Adviser for any amounts it may assume.

For the period ended September 30, 1995, Bear, Stearns & Co. Inc., an affiliate of the Adviser, earned $166,578 in brokerage commissions from portfolio transactions executed on behalf of the Master Series.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser, serves as custodian to the Master Series.

Investments in Securities

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1995 was $51,357,941. Accordingly, the net unrealized appreciation of investments of $4,141,875 was composed of gross appreciation of $5,058,159 for those investments having an excess of value over cost; and gross depreciation of $916,284 for those investments having an excess of cost over value.

For the period April 5, 1995 (commencement of investment operations) through September 30, 1995, aggregate purchases and sales of investment securities (excluding short-term securities) were $85,761,464 and $38,138,086, respectively.

Credit Agreement

The S&P STARS Fund, on behalf of the Master Series, has entered into a credit agreement with The First National Bank of Boston. Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio and The Bear Stearns Funds consisting of S&P STARS Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, Total Return Bond Portfolio and The Insiders Select Portfolio are also parties to the credit agreement. The agreement provides that each fund as a party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each fund may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time shall the aggregate outstanding principal amount of all loans to any of the funds exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or, at the borrower's option, the rate quoted by The First National Bank of Boston.

The Master Series uses this facility to borrow money only for temporary or emergency (not leveraging) purposes. The Master Series had no amount outstanding under the line of credit agreement at September 30, 1995.

Each loan is payable on demand or upon termination of this credit agreement on January 23, 1996 or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

 The
Bear Stearns
 Funds
 245 Park Avenue
 New York, NY 10167
 1.800.766.4111

Robert S. Reitzes.......................  Chairman of the Board and Trustee
Neil T. Eigen...........................  President
Peter B. Fox............................  Executive Vice President
William J. Montgoris....................  Executive Vice President
Peter M. Bren...........................  Trustee
Alan J. Dixon...........................  Trustee
John R. McKernan, Jr. ..................  Trustee
M.B. Oglesby, Jr. ......................  Trustee
Stephen A. Bornstein....................  Vice President and Secretary
Frank J. Maresca........................  Vice President and Treasurer
Raymond D. DeAngelo.....................  Vice President
Vincent L. Pereira......................  Assistant Treasurer
Eileen M. Coyle.........................  Assistant Secretary

Investment Adviser                        Distributor
Bear Stearns Funds                        Bear, Stearns & Co. Inc.
Management Inc.                           245 Park Avenue
245 Park Avenue                           New York, NY 10167
New York, NY 10167

Custodian                                 Transfer & Dividend
Custodial Trust Company                   Disbursement Agent
101 Carnegie Center                       PFPC Inc.
Princeton, NJ 08540                       Bellevue Corporate Center
                                          400 Bellevue Parkway
                                          Wilmington, DE 19809

Counsel                                   Independent Auditors
Stroock & Stroock & Lavan                 Deloitte & Touche LLP
7 Hanover Square                          Two World Financial Center
New York, NY 10004                        New York, NY 10281

The financial information included herein is taken from the records of each Portfolio without examination by independent auditors who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

                                                                    BSF-R-009-01
Large Cap

Value Portfolio

Small Cap
Value Portfolio

Total Return
Bond Portfolio

Semi-Annual Report
September 30, 1995

                                                                          [LOGO]

                             THE BEAR STEARNS FUNDS

                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                          Total Return Bond Portfolio
                             LETTER TO SHAREHOLDERS

                                                               November 13, 1995
Dear Shareholders,

We are pleased to present the first semi-annual report to shareholders for the Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap") and Total Return Bond Portfolio ("Bond Portfolio") (collectively the "Portfolios") for the period ended September 30, 1995.

LARGE CAP VALUE PORTFOLIO

Large Cap's total return was 18.58%, 18.25% and 1.86% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A, C and Y shares, respectively, for the period ended September 30, 1995. For the quarter ended September 30, 1995, the total return was 10.83% and 10.69% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A and C shares, respectively. Large Cap outperformed its benchmark index, the S&P 500 (Composite) Index, which gained 18.23% for the period ended September 30, 1995 and 7.95% for the quarter ended September 30, 1995. Further performance data for each class of shares of each Portfolio during this reporting period is available in the "Financial Highlights" section in this report.

It appears that the U.S. economy has slowed its rate of growth and the soft landing has occurred. Inflation remains subdued and its resurgence does not appear to be an immediate threat. During the period ended September 30, 1995, interest rates in general have declined and the trend is expected to continue in the near future. On the monetary front, the U.S. dollar's decline against key currencies appears to be over and we expect the U.S. dollar to recover.

Earnings growth for corporate America continues to be strong even with substantial write-offs by many companies. The write-offs indicate continuing attempts by managements to control costs as we move through a period of slowing sales and earnings growth. We look favorably on the continuing efforts to increase productivity because such efforts indicate that we, as a country, can continue to be competitive in what is truly a global economy. The productivity gains seen this year should allow for earnings growth to continue in the face of a meaningful slowdown in year-over-year GDP growth rates.

The quarter ended June 30, 1995, proved to be the best quarter for equity mutual funds in two and a half years. The market reached new all-time highs as economic growth declined to levels that are commensurate with expected corporate profit growth. Large Cap fully participated in the impressive market rise during the quarter ended September 30, 1995. In a market led by a strong technology sector, Large Cap performed exceptionally well with only a small exposure in this sector (8%).

As a value manager, we find particular value in the financial sector, which includes banks, insurance companies and financial service providers, and have overweighted this sector. This sector has been strong and we expect its strength to continue given the sector's valuation in the marketplace. In the drug and hospital sector, Medtronic, Inc. was a standout performer during the quarter reflecting its spectacular earnings growth. In the electronics sector, Motorola, Inc. performed well and continues to be one of the great wireless communications companies in the world today.

We continue to view the equity market as slightly undervalued given our earnings expectation for the S&P 500 (Composite) Index and our outlook for interest rates and inflation. After appreciating approximately 30% since January 1, 1995, we expect any further gains in the S&P 500 (Composite) Index to be somewhat subdued. Nevertheless, we believe that further appreciation will occur.

SMALL CAP VALUE PORTFOLIO

Whereas small cap investing tends to reward investors with above-market rates of return over extended periods of time, it has been our experience that when small cap stocks outperform, it happens in a big way, and generally takes place over a short time frame. Such was the case during the quarter ended September 30, 1995. Small capitalization stocks outperformed the large capitalization stocks by a broad margin and Small Cap fully participated in this rally. Small Cap's total return was 26.58%, 26.25% and 16.20% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A, C and Y shares, respectively, for the period ended September 30, 1995. For the quarter ended September 30, 1995, the total return was 16.58% and 16.48% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A and C shares, respectively. Small Cap outperformed its benchmark index, the Russell 2000 Index, which gained 20.18% for the period ended September 30, 1995 and 9.43% for the quarter ended September 30, 1995.

During the period ended September 30, 1995, three of our portfolio holdings received take-over bids: SFFed Corp., Emphesys Financial Group Inc. and Summit Bancorp Inc. SFFed and Summit Bancorp both moved up sharply after receiving take-over offers in excess of their then-trading levels. We have since sold SFFed and Emphesys to take profits, but continue to hold Summit Bancorp. Our most successful investment for the period was Cephalon Inc., a biotechnology company that may have found a viable therapy for ALS (Lou Gehrig's disease). With an average cost of under $8.00 per share, this stock has more than tripled in value in approximately six months.

We believe that the current trend of interest rates will continue to favor the financial sector. We expect to continue to emphasize this group. Small Cap recently purchased shares of three holding companies; Ace, Ltd., RenaissanceRe Holdings Ltd. and Security-Connecticut Corp., to replace financial sector stocks sold because of take-over bids. We continue to find value in the small cap arena and believe that the relative performance of Small Cap compared with large capitalization stocks and its peer group will continue. Based on what appears to be the bottoming of the dollar and peaking of profit margins, small cap stocks should be positioned to translate their growth in operating income into better earnings per share, and hence outperform the large cap group.

TOTAL RETURN BOND PORTFOLIO

Coming on the heels of 1994, which was one of the worst years in recent history, 1995 has been an extremely strong year for all sectors of the taxable fixed income market. Corporate bonds have outperformed U.S. Treasuries throughout the year and even mortgage-backed bonds, whose price performance typically lags governments and corporates in most bull markets, have held pace and performed in line with other sectors. In hindsight, the seven successive Federal Reserve tightening moves in 1994 took some time to work through the financial system. The economy, which grew at a pace of 5.1% in the fourth quarter in 1994, has definitely slowed in the second quarter of 1995. Bond Portfolio's total return was 6.22%, 6.03% and 0.54% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A, C and Y shares, respectively, for the period ended September 30, 1995. For the quarter ended September 30, 1995, the total return was 1.79% and 1.68% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A and C shares, respectively. The Salomon Brothers Broad Investment Grade ("BIG") Index, the Bond Portfolio's benchmark index, gained 8.13% for the period ended September 30, 1995 and 1.91% for the quarter ended September 30, 1995. The Bond Portfolio performed below its benchmark due to its overweighting in the mortgage sector, which did not perform as well as the corporate bond sector.

However, mortgages have performed surprisingly well in the year long rally. Volatility declined and prepayments started to slow down in the quarter ended September 30, 1995. The mortgage market remains very dependent upon the direction of U.S. Treasury rates. In a falling rate environment, mortgages typically underperform U.S. Treasuries. With the 10-year U.S. Treasury at approximately 6%, mortgages offer an exceptional yield advantage relative to U.S. Treasuries. For example, the General National Mortgage Association, 30-year, 7% issue offers a yield advantage of 115 basis points (1.15%) over comparable U.S. Treasury securities.

The yield curve, which was sloped quite steeply in the beginning of 1994, has flattened significantly for the nine months ended September 30, 1995. For example, the yield spread between two-year and thirty-year bonds, which was 270 basis points (2.70%) in January 1994, has contracted to less than 70 basis points (0.70%) at the end of September 1995. The driving force has not been the decline in long-term rates (which are quite close to where they were in early
1994), but the increase in short-term rates, which was orchestrated by the Federal Reserve to slow growth and control inflation last year. With two-year Treasuries and the Federal Funds rate at virtually the same level, it appears that the market has built one or more Fed easings into existing levels. We believe that the Federal Reserve Board meeting in December is pivotal to market direction in the fourth quarter. If the Fed does not ease, we believe that rates will head higher; if it does ease, the market will continue to rally, especially in the short-term position. We are currently maintaining a duration of 4.95 years in the Bond Portfolio, which is slightly longer than its benchmark.

As of September 30, 1995, the Bond Portfolio's assets exceeded $16 million. We are slightly overweighted in corporate and mortgage-related bonds. Although yield spreads are tight, we do not expect them to widen significantly in the near future. Additionally, the corporate credits that we own are of higher quality than the Salomon Brothers BIG Index for a number of reasons. First, most BBB rated bonds at this point do not yield much more than the higher quality A and AA rated bonds. Secondly, event risk has once again increased as a new wave of merger activity has heated up.

On the economic front, inflation, as measured by either the producer or consumer price index or by growth in wages, has been well contained at less than 3% annually. This means that real rates of return (nominal rates less inflation) are still quite high even with the explosive rally. Although November may be a volatile month, opportunities still exist in the bond market and we will continue to try to take advantage of them as they occur.

Finally, we would like to take this opportunity to introduce Peter E. Mahoney. Mr. Mahoney assumed his duties as the Total Return Bond Portfolio's primary portfolio manager on November 10, 1995. Mr. Mahoney rejoined Bear, Stearns & Co. Inc. ("Bear Stearns") in November 1995 as a Managing Director of Bear Stearns and Director of Fixed Income Investments of Bear Stearns Asset Management, positions he held during his employment with Bear Stearns from June 1987 through November 1994. From November 1994 to November 1995, he was a financial consultant.

In conclusion, we appreciate your support and would be pleased to respond to any questions or comments. If you have any questions concerning these Portfolios, please call 1-800-766-4111.

                                   Sincerely,

           [SIG]                   [SIG]                              [SIG]
Robert S. Reitzes                  Neil T. Eigen                      Peter E. Mahoney
Chairman of the Board              President                          Portfolio Manager
The Bear Stearns Funds             The Bear Stearns Funds             Total Return Bond Portfolio
                                   Portfolio Manager
                                   Large Cap Value Portfolio
                                   Small Cap Value Portfolio

                             THE BEAR STEARNS FUNDS

                          Large Cap Value Portfolio(1)
             Comparison of Change in Value of $10,000 Investment in
               Class A and Class C Shares(2) vs. Various Indices
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Large Cap Value Portfolio Class A    Large Cap Value Portfolio Class C    Large Cap Value Portfolio Class Y
April 3, 1995                                 $9,525.00                           $10,000.00
April 30, 1995                                $9,580.58                           $10,050.00
May 31, 1995                                  $9,993.31                           $10,483.33
June 30, 1995                                $10,191.75                           $10,583.33
July 31, 1995                                $10,501.31                           $11,008.33
August 31, 1995                              $10,771.19                           $11,291.67
Sep 8, 1995                                                                                                            $10,000.00
Sep 30, 1995                                 $11,295.06                           $11,825.00                           $10,185.98

                     Micropal Equity U.S. Growth      S&P 500       MidLantic Consumer Price Index

April 3, 1995                           $10,000.00    $10,000.00                          $10,000.00

April 30, 1995                          $10,204.00    $10,280.00                          $10,040.00

May 31, 1995                            $10,492.00    $10,653.00                          $10,066.10

June 30, 1995                           $10,913.00    $10,880.00
July 31, 1995                           $11,444.00    $11,225.00                          $10,079.19

August 31, 1995                         $11,548.00    $11,222.00                          $10,099.35

Sep 8, 1995                                                                               $10,112.48

Sep 30, 1995                            $11,861.00    $11,672.00                          $10,125.62



                                                Total Return
                                                     With applicable sales load    Without applicable sales
                                                        and CDSC, if any, and     load and CDSC, if any, and
                                                      including fee waivers and    including fee waivers and
                                                       expense reimbursements       expense reimbursements
                                                     ---------------------------  ---------------------------
Large Cap Value Portfolio(1)(4)
    Class A shares(5)..............................               12.94%                       18.58%
    Class C shares(6)..............................               17.08                        18.25
    Class Y shares(2)(7)...........................                1.86                         1.86
S&P 500 (Composite) Index(3).......................               18.23                       --
Micropal U.S. Equity Growth Index(3)...............               18.18                       --
Midatlantic Consumer Price Index(3)................                1.26                       --


---------
(1) For the period April 4, 1995 (commencement of investment operations) through September 30, 1995.
(2) The return of class Y shares (for which August 11, 1995 was the initial public offering date) would have been higher than class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to class Y shares.
(3) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(4) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements.
(5) Reflects the initial maximum 4.75% sales load. Excluding fee waivers and expense reimbursements, the total return would have been 11.44% with a sales load charged and 17.00% without a sales load charged.
(6) Reflects the maximum 1.00% CDSC. Excluding fee waivers and expense reimbursements, the total return would have been 15.33% with a CDSC charged at the end of the period and 16.50% without a CDSC charged at the end of the period.
(7) Excluding fee waivers and expense reimbursements, the total return would have been 1.65%.

CDSC -- Contingent Deferred Sales Charge.

                             THE BEAR STEARNS FUNDS

                          Small Cap Value Portfolio(1)
             Comparison of Change in Value of $10,000 Investment in
               Class A and Class C Shares(2) vs. Various Indices
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Small Cap Value Portfolio Class A    Small Cap Value Portfolio Class C    Small Cap Value Portfolio Class Y
April 3, 1995                                 $9,525.00                           $10,000.00
April 30, 1995                                $9,659.94                           $10,141.67
May 31, 1995                                  $9,937.75                           $10,425.00
June 22, 1995                                                                                                          $10,000.00
June 30, 1995                                $10,342.56                           $10,841.57                           $10,342.56
July 31, 1995                                $11,215.69                           $11,758.33                           $11,223.63
August 31, 1995                              $11,914.19                           $12,475.00                           $11,922.13
Sep 30, 1995                                 $12,057.06                           $12,625.00                           $12,072.94

                      Micropal Equity U.S. Small Co. Growth     Russell 2000     MidLantic Consumer Price Index

April 3, 1995                                      $10,000.00      $10,000.00                          $10,000.00

April 30, 1995                                     $10,121.00      $10,207.00                          $10,040.00

May 31, 1995                                       $10,291.00      $10,384.00                          $10,066.10

June 22, 1995
June 30, 1995                                      $10,915.00      $10,877.00                          $10,079.19

July 31, 1995                                      $11,740.00      $11,494.00                          $10,099.35

August 31, 1995                                    $11,916.00      $11,708.00                          $10,112.48

Sep 30, 1995                                       $12,215.00      $11,902.00                          $10,125.62


                                                Total Return
                                                     With applicable sales load    Without applicable sales
                                                        and CDSC, if any, and     load and CDSC, if any, and
                                                      including fee waivers and    including fee waivers and
                                                       expense reimbursements       expense reimbursements
                                                     ---------------------------  ---------------------------
Small Cap Value Portfolio(1)(4)
    Class A shares(5)..............................               20.56%                       26.58%
    Class C shares(6)..............................               25.00                        26.25
    Class Y shares(2)(7)...........................               16.20                        16.20
Micropal U.S. Equity Small Co. Growth Index(3).....               22.90                       --
Russell 2000 Index(3)..............................               20.18                       --
Midatlantic Consumer Price Index(3)................                1.26                       --

---------
(1) For the period April 3, 1995 (commencement of investment operations) through September 30, 1995.
(2) The return of class Y shares (for which June 22, 1995 was the initial public offering date) would have been higher than class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to class Y shares.
(3) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(4) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements.
(5) Reflects the initial maximum 4.75% sales load. Excluding fee waivers and expense reimbursements, the total return would have been 19.78% with a sales load charged and 25.75% without a sales load charged.
(6) Reflects the maximum 1.00% CDSC. Excluding fee waivers and expense reimbursements, the total return would have been 24.17% with a CDSC charged at the end of the period and 25.42% without a CDSC charged at the end of the period.
(7) Excluding fee waivers and expense reimbursements, the total return would have been 15.81%.

CDSC -- Contingent Deferred Sales Charge.

                             THE BEAR STEARNS FUNDS

                         Total Return Bond Portfolio(1)

             Comparison of Change in Value of $10,000 Investment in
               Class A and Class C Shares(2) vs. Various Indices
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Large Cap Value Portfolio Class A    Large Cap Value Portfolio Class C    Large Cap Value Portfolio Class Y
April 3, 1995                                 $9,525.00                           $10,000.00
April 30, 1995                                $9,859.00                           $10,038.01
May 31, 1995                                  $9,959.72                           $10,344.58
June 30, 1995                                $10,027.37                           $10,411.57
July 31, 1995                                $10,004.92                           $10,384.83
August 31, 1995                              $10,114.43                           $10,496.00
Sep 15, 1995                                                                                                           $10,000.00
Sep 30, 1995                                 $10,206.39                           $10,585.46                           $10,036.31

                      Micropal Taxable Bond Corporate       Salomon Broad Investment Grade Index
April 3, 1995                                $10,000.00                                  $10,000.00
April 30, 1995                               $10,134.00                                  $10,137.00
May 31, 1995                                 $10,497.00                                  $10,539.00
June 30, 1995                                $10,583.00                                  $10,613.00
July 31, 1995                                $10,535.00                                  $10,592.00
August 31, 1995                              $10,653.00                                  $10,714.00
Sep 15, 1995
Sep 30, 1995                                 $10,744.00                                  $10,815.00

                      MidLantic Consumer Price Index
April 3, 1995                               $10,000.00
April 30, 1995                              $10,040.00
May 31, 1995                                $10,066.10
June 30, 1995
July 31, 1995                               $10,079.19
August 31, 1995                             $10,099.35
Sep 15, 1995                                $10,112.48
Sep 30, 1995                                $10,125.62

                                                Total Return
                                                     With applicable sales load    Without applicable sales
                                                        and CDSC, if any, and     load and CDSC, if any, and
                                                      including fee waivers and    including fee waivers and
                                                       expense reimbursements       expense reimbursements
                                                     ---------------------------  ---------------------------
Total Return Bond Portfolio(1)(4)
    Class A shares(1)(5)...........................                2.24%                        6.22%
    Class C shares(6)..............................                5.01                         6.03
    Class Y shares(2)(7)...........................                0.54                         0.54
Salomon Brothers Broad Investment Grade Index(3)...                8.13                       --
Micropal Taxable Bond Corporate Index(3)...........                6.88                       --
Midatlantic Consumer Price Index(3)................                1.26                       --

---------
(1) For the period April 5, 1995 (commencement of investment operations) through September 30, 1995.
(2) The return of class Y shares (for which September 8, 1995 was the initial public offering date) would have been higher than class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to class Y shares.
(3) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(4) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to financial statements.
(5) Reflects the initial maximum 3.75% sales load. Excluding fee waivers and expense reimbursements, the total return would have been 1.00% with a sales load charged and 4.93% without a sales load charged.
(6) Reflects the maximum 1.00% CDSC. Excluding fee waivers and expense reimbursements, the total return would have been 3.64% with a CDSC charged at the end of the period and 4.66% without a CDSC charged at the end of the period.
(7) Excluding fee waivers and expense reimbursements, the total return would have been 0.46%.
CDSC -- Contingent Deferred Sales Charge.

                             THE BEAR STEARNS FUNDS

                           Large Cap Value Portfolio
                               SEPTEMBER 30, 1995
                                  (unaudited)

--------------------------------------------------------------------------------
Top Ten Sectors

                                                           PERCENT OF
RANK   SECTOR                                              NET ASSETS
-----  --------------------------------------------------  -----------
   1.  Electrical Equipment .............................     11.26
   2.  Credit & Finance .................................      8.84
   3.  Drug & Hospital Supplies .........................      8.08
   4.  Retailing ........................................      7.92
   5.  Computers & Office Equipment .....................      7.62
   6.  Insurance ........................................      7.40
   7.  Automobiles ......................................      6.74
   8.  Banks ............................................      6.11
   9.  Services .........................................      4.11
  10.  Food & Beverages .................................      3.94

--------------------------------------------------------------------------------
Top Ten Holdings

                                                                                        PERCENT OF
RANK   HOLDINGS                                                      SECTOR             NET ASSETS
-----  --------------------------------------------------  ---------------------------  ----------
   1.  Great Western Financial Corp. ....................  Credit & Finance                 4.67
   2.  Stewart & Stevenson Services, Inc. ...............  Electrical Equipment             4.56
   3.  Baxter International, Inc. .......................  Drug & Hospital Supplies         4.53
   4.  The Limited, Inc. ................................  Retailing                        4.48
   5.  Equitable Cos., Inc. .............................  Insurance                        4.35
   6.  Tandem Computers Inc. ............................  Computers & Office
                                                           Equipment                        4.24
   7.  Travelers Group, Inc. ............................  Credit & Finance                 4.17
   8.  Humana Inc. ......................................  Services                         4.11
   9.  General Electric Co. .............................  Electrical Equipment             4.01
  10.  Philip Morris Cos. Inc. ..........................  Food & Beverages                 3.94

                             THE BEAR STEARNS FUNDS

                           Small Cap Value Portfolio
                               SEPTEMBER 30, 1995
                                  (unaudited)

--------------------------------------------------------------------------------
Top Ten Sectors

                                                           PERCENT OF
RANK   SECTOR                                              NET ASSETS
-----  --------------------------------------------------  -----------
   1.  Textiles & Shoes .................................     10.81
   2.  Miscellaneous Industrials ........................     10.09
   3.  Banks ............................................      9.34
   4.  Electronics ......................................      8.73
   5.  Credit & Finance .................................      6.36
   6.  Building & Housing ...............................      5.35
   7.  Computers & Office Equipment .....................      4.92
   8.  Entertainment & Leisure ..........................      4.59
   9.  Non-Ferrous Metals ...............................      4.56
  10.  Grocery Products .................................      3.98

--------------------------------------------------------------------------------
Top Ten Holdings

                                                                                        PERCENT OF
RANK   HOLDINGS                                                      SECTOR             NET ASSETS
-----  --------------------------------------------------  ---------------------------  ----------
   1.  Dialogic Corp. ...................................  Computers & Office
                                                           Equipment                        4.92
   2.  Mueller Industries, Inc. .........................  Non-Ferrous Metals               4.56
   3.  Summit Bancorp Inc. ..............................  Banks                            4.19
   4.  Fieldcrest Cannon, Inc. ..........................  Textiles & Shoes                 4.01
   5.  Cone Mills Corp. .................................  Textiles & Shoes                 3.89
   6.  Cephalon Inc. ....................................  Services                         3.78
   7.  Ornda Healthcorp .................................  Miscellaneous Industrials        3.74
   8.  Ace, Ltd. ........................................  Insurance                        3.68
   9.  Davel Communications Group, Inc. .................  Electrical Equipment             3.58
  10.  Furon Co. ........................................  Miscellaneous Industrials        3.44

                             THE BEAR STEARNS FUNDS

                          Total Return Bond Portfolio
                               SEPTEMBER 30, 1995
                                  (unaudited)

--------------------------------------------------------------------------------
Duration By Sector

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Total Return Bond Portfolio      Salomon Brothers Broad Investment Grade Index
TSY/GSE                                    6.0                                                   5.0
Corporations                               5.2                                                   5.6
Asset-Backed                               1.4                                                   2.9
MBS                                        3.8                                                   3.2

--------------------------------------------------------------------------------
Fixed Income Portfolio Characteristics

---------------------------------------------------------------------------------------------------------

                                                                 TOTAL RETURN     SALOMON BROTHERS BROAD
                                                                BOND PORTFOLIO    INVESTMENT GRADE INDEX
                                                                ---------------  ------------------------

                                                                   9.2 years             8.4 years
Average Maturity..............................................

                                                                   5.0 years             4.7 years
Duration......................................................

                                                                        7.2%                  7.4%
Coupon........................................................

                                                                        6.8%                  6.7%
Yield to Maturity.............................................
---------------------------------------------------------------------------------------------------------

                             THE BEAR STEARNS FUNDS

                           Large Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1995
                                  (unaudited)

 ----------------------------------------------------------
                                                    MARKET
SHARES                                              VALUE

------------------------------------------------------------
             COMMON STOCKS--96.88%
             Aerospace - 3.47%
     2,500   United Technologies Corp...........  $  220,938
                                                  ----------
             Automobiles - 6.74%
     6,700   Ford Motor Co......................     208,537
     4,700   General Motors Corp................     220,313
                                                  ----------
                                                     428,850
                                                  ----------
             Banks - 6.11%
     4,500   Bank of New York Co., Inc..........     209,250
     3,000   BankAmerica Corp...................     179,625
                                                  ----------
                                                     388,875
                                                  ----------
             Building & Housing - 3.51%
     5,000   Owens-Corning Fiberglas Corp.*.....     223,125
                                                  ----------
             Chemicals & Fertilizers - 2.83%
     2,700   Grace (W.R.) & Co..................     180,225
                                                  ----------
             Computers & Office Equipment -
             7.62%
    22,000   Tandem Computers Inc.*.............     269,500
     1,600   Xerox Corp. .......................     215,000
                                                  ----------
                                                     484,500
                                                  ----------
             Credit & Finance - 8.84%
    12,500   Great Western Financial Corp. .....     296,875
     5,000   Travelers Group, Inc. .............     265,625
                                                  ----------
                                                     562,500
                                                  ----------
             Drug & Hospital Supplies - 8.08%
     7,000   Baxter International, Inc. ........     287,875
     4,200   Medtronic, Inc. ...................     225,750
                                                  ----------
                                                     513,625
                                                  ----------
             Electrical Equipment - 11.26%
     4,000   General Electric Co. ..............     255,000
     3,800   Raychem Corp. .....................     171,000
     9,000   Stewart & Stevenson Services,
             Inc. ..............................     290,250
                                                  ----------
                                                     716,250
                                                  ----------
             Electronics - 2.28%
     1,900   Motorola, Inc. ....................     145,112
                                                  ----------
             Food & Beverages - 3.94%
     3,000   Philip Morris Cos. Inc. ...........     250,500
                                                  ----------
 ----------------------------------------------------------
                                                    MARKET
SHARES                                              VALUE
------------------------------------------------------------
             Furnishings & Appliances - 2.62%
     3,000   Armstrong World Industries,
             Inc. ..............................  $  166,500
                                                  ----------
             Insurance - 7.40%
    11,300   Equitable Cos., Inc. ..............     276,850
    10,000   USF&G Corp. .......................     193,750
                                                  ----------
                                                     470,600
                                                  ----------
             Miscellaneous Industrials - 3.89%
    10,000   Dial Corp. ........................     247,500
                                                  ----------
             Publishing & Broadcasting - 1.00%
       800   CBS, Inc. .........................      63,900
                                                  ----------
             Railroads - 2.08%
     2,000   Union Pacific Corp. ...............     132,500
                                                  ----------
             Retailing - 7.92%
     5,000   May Department Stores Co. .........     218,750
    15,000   The Limited, Inc. .................     285,000
                                                  ----------
                                                     503,750
                                                  ----------
             Services - 4.11%
    13,000   Humana Inc.* ......................     261,625
                                                  ----------
             Textiles & Shoes - 3.18%
     8,000   Liz Claiborne, Inc. ...............     202,000
                                                  ----------
             Total Common Stocks
             (cost - $5,455,536)................   6,162,875
                                                  ----------
 PRINCIPAL
   AMOUNT
  (000's)
-----------
             SHORT-TERM INVESTMENT--0.79%
             Investment Company - 0.79%
$       50   Federated Trust for Short-term
             U.S. Government Securities**
             (cost - $50,202)...................      50,202
                                                  ----------
             Total Investments
             (cost - $5,505,738) - 97.67%.......   6,213,077
             Other assets in excess of
             liabilities - 2.33%................     148,402
                                                  ----------
             Net Assets - 100.00%...............  $6,361,479
                                                  ----------
                                                  ----------

---------
*   Non-income producing security.
**  Money market fund.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                           Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1995
                                  (unaudited)

 ----------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE

------------------------------------------------------------
             COMMON STOCKS--98.11%
             Banks - 9.34%
    11,000   Bay View Capital Corp. ...........  $   297,000
    19,750   California Financial Holding
             Co. ..............................      377,719
    19,640   Summit Bancorp Inc. ..............      547,465
                                                 -----------
                                                   1,222,184
                                                 -----------
             Building & Housing - 5.35%
     8,000   Engle Homes, Inc. ................       70,000
    51,520   Fedders Corp. Class A.............      249,844
    37,000   M/I Schottenstein Homes, Inc.*....      379,250
                                                 -----------
                                                     699,094
                                                 -----------
             Computers & Office Equipment -
             4.92%
    26,000   Dialogic Corp. *..................      643,500
                                                 -----------
             Cosmetics & Soaps - 3.31%
    14,000   Guest Supply, Inc.*...............      432,250
                                                 -----------
             Credit & Finance - 6.36%
    16,000   RenaissanceRe Holdings Ltd. ......      390,000
    16,000   Security-Connecticut Corp. .......      442,000
                                                 -----------
                                                     832,000
                                                 -----------
             Drug & Hospital Supplies - 2.12%
    60,000   International Murex Technologies
             Corp.*............................      277,500
                                                 -----------
             Electrical Equipment - 3.58%
    30,200   Davel Communications Group,
             Inc.*.............................      468,100
                                                 -----------
             Electronics - 8.73%
    11,100   Cubic Corp. Designs...............      265,012
    49,000   Griffon Corp.*....................      422,625
    48,000   Syntellect, Inc.*.................      180,000
     5,000   Watkins-Johnson Co. ..............      273,750
                                                 -----------
                                                   1,141,387
                                                 -----------
             Entertainment & Leisure - 4.59%
    25,000   Avondale Industries, Inc.*........      390,625
    25,000   Graff Pay-Per-View Inc.*..........      209,375
                                                 -----------
                                                     600,000
                                                 -----------
             Furnishings & Appliances - 2.60%
    80,000   QSound Labs, Inc.*................      340,000
                                                 -----------
             Grocery Products - 3.98%
    22,650   ERLY Industries, Inc.*............      198,187
    22,400   FoodBrands America, Inc.*.........      322,000
                                                 -----------
                                                     520,187
                                                 -----------
             Insurance - 3.68%
    14,000   Ace, Ltd. ........................      481,250
                                                 -----------
             Investment Companies - 2.92%
    36,000   The Argentina Fund, Inc. .........      382,500
                                                 -----------
 ----------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE
------------------------------------------------------------
             Lodging & Catering - 1.94%
    19,700   John Q. Hammons Hotels, Inc.*.....  $   253,638
                                                 -----------
             Machinery - 1.38%
     4,000   JLG Industries, Inc. .............      180,000
                                                 -----------
             Miscellaneous Industrials - 10.09%
     8,000   Blount, Inc. Class A..............      381,000
    24,000   Furon Co. ........................      450,000
    23,000   Omda Healthcorp*..................      488,750
                                                 -----------
                                                   1,319,750
                                                 -----------
             Non-Ferrous Metals - 4.56%
    11,500   Mueller Industries, Inc.*.........      596,563
                                                 -----------
             Retailing - 2.94%
    19,700   American Eagle Outfitters,
             Inc.*.............................      275,492
     1,600   Treadco, Inc. ....................       17,600
    15,000   Wet Seal, Inc. Class A*...........       91,875
                                                 -----------
                                                     384,967
                                                 -----------
             Services - 3.78%
    18,000   Cephalon Inc.*....................      495,000
                                                 -----------
             Steel - 0.29%
     3,600   Laclede Steel Co.*................       37,350
                                                 -----------
             Textiles & Shoes - 10.81%
    38,000   Cone Mills Corp.*.................      508,250
    12,800   Cygne Designs, Inc.*..............       42,400
    12,000   Donnkenny Apparel, Inc.*..........      337,500
    24,000   Fieldcrest Cannon, Inc.*..........      525,000
                                                 -----------
                                                   1,413,150
                                                 -----------
             Toys - 0.84%
    13,000   Tandycrafts, Inc.*................      110,500
                                                 -----------
             Total Common Stocks
             (cost - $11,366,133)..............   12,830,870
                                                 -----------
 PRINCIPAL
   AMOUNT
  (000's)
-----------
             SHORT-TERM INVESTMENT--1.29%
             Investment Company - 1.29%
$      169   Federated Trust for Short-term
             U.S. Government Securities**
             (cost - $168,710).................      168,710
                                                 -----------
             Total Investments
             (cost - $11,534,843) - 99.40%.....   12,999,580
             Other assets in excess of
             liabilities - 0.60%...............       79,034
                                                 -----------
             Net Assets - 100.00%..............  $13,078,614
                                                 -----------
                                                 -----------

---------
*   Non-income producing security.
**  Money market fund.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                          Total Return Bond Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1995
                                  (unaudited)

 ------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
                                                                                                     AMOUNT       MARKET
DESCRIPTION                                                                                          (000'S)       VALUE

---------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--90.28%

Corporate Bonds - 22.20%
  Associates Corp. N.A., 7.50%, 05/15/99.........................................................   $     150   $   155,438
  Caterpillar, Inc., 6.56%, 11/03/97.............................................................         150       150,830
  CIT Group Holdings, Inc., 6.75%, 04/30/98......................................................         150       151,500
  Eastman Chemical Co., 7.25%, 01/15/24..........................................................         650       640,250
  Ford Credit 1995-B Grantor Trust, Asset Backed Certificates, 5.90%, 10/15/00...................         653       651,400
  General Motors Acceptance Corp., 6.13%, 09/08/97...............................................         300       299,250
  J.C. Penney & Co., 6.38%, 09/15/00.............................................................         600       598,500
  Kroger Secured Finance Inc., 9.05%, 12/15/04...................................................         200       231,000
  Salomon Inc, 5.34%, 12/17/96...................................................................         500       492,100
  Standard Credit Card Trust, 9.38%, 07/10/97....................................................         190       200,887
                                                                                                                -----------
Total Corporate Bonds (cost - $3,555,237)........................................................                 3,571,155
                                                                                                                -----------

Federal Home Loan Mortgage Corporation - 14.86%
  9.00%, 04/01/25................................................................................         442       462,770
  9.50%, 04/01/25................................................................................         454       480,456
  6.50%, 07/15/25 TBA............................................................................       1,500     1,446,563
                                                                                                                -----------
Total Federal Home Loan Mortgage Corporation (cost - $2,381,043).................................                 2,389,789
                                                                                                                -----------

Federal National Mortgage Association - 11.28%
  9.00%, 04/01/25................................................................................         268       280,658
  8.00%, 06/15/25 TBA............................................................................       1,500     1,534,687
                                                                                                                -----------
Total Federal National Mortgage Association (cost - $1,811,939)..................................                 1,815,345
                                                                                                                -----------

Government National Mortgage Association - 9.95%
  6.50%, 11/15/23................................................................................         494       477,065
  6.50%, 03/15/24................................................................................         480       463,686
  9.00%, 05/15/25................................................................................         444       467,473
  6.50%, 04/15/25 TBA............................................................................         200       192,750
                                                                                                                -----------
Total Government National Mortgage Association (cost - $1,541,954)...............................                 1,600,974
                                                                                                                -----------

The accompanying notes are an integral part of the financial statements.

THE                              BEAR                             STEARNS  FUNDS

                          Total Return Bond Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1995
                                  (unaudited)

 ------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
                                                                                                     AMOUNT       MARKET
DESCRIPTION                                                                                          (000'S)       VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS (continued)
U.S. Government Securities - 31.99%
U.S. Treasury Bonds
  7.63%, 02/15/25................................................................................   $   1,600   $ 1,811,376
U.S. Treasury Notes
  6.25%, 05/31/00................................................................................       1,000     1,009,930
  6,25%, 08/31/00................................................................................         650       656,234
  7.88%, 11/15/04................................................................................       1,500     1,669,545
                                                                                                                -----------
Total U.S. Government Securities (cost - $5,154,330).............................................                 5,147,085
                                                                                                                -----------
Total Long-Term Investments (cost - $14,444,503).................................................                14,524,348
                                                                                                                -----------

SHORT-TERM INVESTMENTS--27.95%
  Federal Home Loan Bank, 6.30%, 10/02/95+.......................................................       1,320     1,319,769
  Federal National Mortgage Association, 5.63%, 10/16/95+........................................       3,075     3,067,786
  Federated Trust for Short-term U.S. Government Securities*.....................................         110       110,058
                                                                                                                -----------
Total Short-Term Investments (cost - $4,497,613).................................................                 4,497,613
                                                                                                                -----------

Total Investments (cost - $18,942,116) - 118.23%.................................................                19,021,961
Liabilities in excess of other assets - (18.23%).................................................                (2,933,580)
                                                                                                                -----------
Net Assets - 100%................................................................................               $16,088,381
                                                                                                                -----------
                                                                                                                -----------

---------
TBA To be Announced.  TBA securities are  purchased on a  firm commitment  basis with an approximate principal and maturity. The actual principal amount and maturity date is determined upon settlement.
*   Money market fund.
+   Segregated as collateral for TBA securities.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995
                                  (unaudited)

                                                      LARGE CAP       SMALL CAP      TOTAL RETURN
                                                        VALUE           VALUE            BOND
                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                    -------------   --------------   ------------
Assets
  Investments, at value (cost - $5,505,738,
   $11,534,843,
   $18,942,116, respectively).....................  $  6,213,077    $  12,999,580    $19,021,961
  Receivable for Portfolio shares sold............        19,058          178,431         56,688
  Receivable for investment securities sold.......       135,672          130,565             --
  Receivable from investment adviser..............        68,402           56,263         72,208
  Dividends and interest receivable...............         9,797            3,917        140,445
  Deferred organization expenses and other
   assets.........................................       132,206          127,699        123,190
                                                    -------------   --------------   ------------
        Total assets..............................     6,578,212       13,496,455     19,414,492
                                                    -------------   --------------   ------------
Liabilities
  Payable for Portfolio securities purchased......            --          197,431      3,178,734
  Payable for Portfolio shares repurchased........        40,120           30,060             --
  Dividends payable...............................            --               --         23,806
  Distribution fee payable (class A and C
   shares)........................................         8,453           14,724          6,785
  Custodian fee payable...........................         5,468            4,010          3,956
  Administration fee payable......................         2,893            5,455          3,862
  Organization expenses payable...................       111,134          118,281         60,318
  Accrued expenses................................        48,665           47,880         48,650
                                                    -------------   --------------   ------------
        Total liabilities.........................       216,733          417,841      3,326,111
                                                    -------------   --------------   ------------
Net Assets
  Capital stock, $0.001 par value (unlimited
   shares of beneficial interest authorized)......           447              861          1,299
  Paid-in capital.................................     5,654,231       11,330,786     15,957,662
  Undistributed net investment income/(loss)......         9,294          (34,656)            --
  Accumulated net realized gain/(loss) from
   investments....................................        (9,832)         316,886         49,575
  Net unrealized appreciation on investments......       707,339        1,464,737         79,845
                                                    -------------   --------------   ------------
        Total net assets..........................  $  6,361,479    $  13,078,614    $16,088,381
                                                    -------------   --------------   ------------
                                                    -------------   --------------   ------------
Class A
  Net assets......................................  $  3,426,804    $   6,981,128    $ 4,557,275
                                                    -------------   --------------   ------------
  Shares of beneficial interest outstanding.......       240,803          459,451        368,047
                                                    -------------   --------------   ------------
  Net asset value per share.......................        $14.23           $15.19         $12.38
  Maximum offering price per share (net asset
   value plus sales charge of 4.75%,* 4.75%* and
   3.75%,*, respectively, of the offering
   price).........................................        $14.94           $15.95         $12.86
Class C
  Net assets......................................  $  2,399,526    $   4,090,074    $ 1,670,025
                                                    -------------   --------------   ------------
  Shares of beneficial interest outstanding.......       169,050          269,976        134,874
                                                    -------------   --------------   ------------
  Net asset value and offering price per
   share**........................................        $14.19           $15.15         $12.38
Class Y
  Net assets......................................  $    535,149    $   2,007,412    $ 9,861,081
                                                    -------------   --------------   ------------
  Shares of beneficial interest outstanding.......        37,585          131,997        796,396
                                                    -------------   --------------   ------------
  Net asset value, offering and redemption price
   per share......................................        $14.24           $15.21         $12.38

---------
 * On investments of $50,000 or more, the offering price is reduced.

** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            STATEMENT OF OPERATIONS
            FOR THE PERIOD APRIL 3, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)

                                                                              TOTAL
                                                    LARGE CAP   SMALL CAP     RETURN
                                                      VALUE       VALUE        BOND
                                                    PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                    ----------  ----------  ----------
Investment income
  Dividends.......................................  $ 40,811    $  21,668         --
  Interest........................................     1,564        2,501   $191,508
                                                    ----------  ----------  ----------
                                                      42,375       24,169    191,508
                                                    ----------  ----------  ----------
Expenses
  Advisory fees...................................    14,463       27,276     11,587
  Distribution fees - Class A.....................     5,217       10,620      6,320
  Distribution fees - Class C.....................     8,563       11,777      5,063
  Accounting fees.................................    16,694       17,756     14,457
  Amortization of organization expenses...........    14,449       13,955     13,464
  Reports and notices to shareholders.............     9,836        9,836      9,836
  Custodian fees and expenses.....................     9,088        9,088      9,088
  Insurance expenses..............................     8,872        8,872      8,872
  Legal and auditing fees.........................     8,852        8,852      8,852
  Transfer agent fees and expenses................     7,420        7,420      6,335
  Trustees' fees and expenses.....................     4,590        4,590      4,590
  Administration fees.............................     2,893        5,455      3,862
  Federal and state registration fees.............     2,040        3,855      5,580
  Other...........................................     2,969        3,012      2,951
                                                    ----------  ----------  ----------
        Total expenses before waivers and
         reimbursements...........................   115,946      142,364    110,857
        Less: Waivers and reimbursements..........   (82,865  )   (83,539 )  (83,795  )
                                                    ----------  ----------  ----------
        Total expenses after waivers and
         reimbursements...........................    33,081       58,825     27,062
                                                    ----------  ----------  ----------
  Net investment income/(loss)....................     9,294      (34,656 )  164,446
                                                    ----------  ----------  ----------
Net realized and unrealized gain/(loss) on
 investments
  Net realized gain/(loss) from investments.......    (9,832  )   316,886     49,575
  Net change in unrealized appreciation on
   investments....................................   707,339    1,464,737     79,845
                                                    ----------  ----------  ----------
  Net realized and unrealized gain on
   investments....................................   697,507    1,781,623    129,420
                                                    ----------  ----------  ----------
Net increase in net assets resulting from
 operations.......................................  $706,801    $1,746,967  $293,866
                                                    ----------  ----------  ----------
                                                    ----------  ----------  ----------

--------
* Commencement of operations.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS
            FOR THE PERIOD APRIL 3, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)

                                                                                 TOTAL
                                                     LARGE CAP    SMALL CAP     RETURN
                                                       VALUE        VALUE        BOND
                                                     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                    -----------  -----------  -----------
Increase/(decrease) in net assets from
Operations
  Net investment income/(loss)....................  $    9,294   $  (34,656 ) $  164,446
  Net realized gain/(loss) from investments.......      (9,832 )    316,886       49,575
  Net change in unrealized appreciation on
   investments....................................     707,339    1,464,737       79,845
                                                    -----------  -----------  -----------
  Net increase in net assets resulting from
   operations.....................................     706,801    1,746,967      293,866
                                                    -----------  -----------  -----------

Dividends to shareholders from
  Net investment income
    Class A  shares...............................          --           --     (109,665 )
    Class C shares................................          --           --      (38,146 )
    Class Y  shares...............................          --           --      (16,635 )
                                                    -----------  -----------  -----------
                                                            --           --     (164,446 )
                                                    -----------  -----------  -----------

Shares of beneficial interest
  Net proceeds from the sale of shares............   5,644,799   11,357,094   15,890,907
  Cost of shares repurchased......................     (15,129 )    (50,455 )    (33,535 )
  Shares issued in reinvestment of dividends......          --           --       76,605
                                                    -----------  -----------  -----------
  Net increase in net assets derived from shares
   of beneficial interest transactions............   5,629,670   11,306,639   15,933,977
                                                    -----------  -----------  -----------
  Total increase in net assets....................   6,336,471   13,053,606   16,063,397

Net assets
  Beginning of period.............................      25,008       25,008       24,984
                                                    -----------  -----------  -----------
  End of period...................................  $6,361,479   $13,078,614  $16,088,381
                                                    -----------  -----------  -----------
                                                    -----------  -----------  -----------

--------
* Commencement of operations.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS
            FOR THE PERIOD APRIL 3, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)
--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                        LARGE CAP VALUE
                                         PORTFOLIO (1)              SMALL CAP VALUE                TOTAL RETURN BOND
                                     ----------------------          PORTFOLIO (2)                   PORTFOLIO (3)
                                     CLASS   CLASS   CLASS   ------------------------------   ---------------------------
                                       A       C       Y     CLASS A    CLASS C    CLASS Y    CLASS A   CLASS C   CLASS Y
                                     ------  ------  ------  --------   --------   --------   -------   -------   -------
Per Share Operating Performance**
  Net asset value, beginning of
   period..........................  $12.00  $12.00  $13.98  $12.00     $12.00     $13.09     $12.00    $12.00    $12.35
                                     ------  ------  ------  --------   --------   --------   -------   -------   -------
  Net investment
   income/(loss)(4)................   0.05    0.01    0.01    (0.06)     (0.09)     (0.01)      0.36      0.40      0.04
  Net realized and unrealized gain
   on investments(5)...............   2.18    2.18    0.25     3.25       3.24       2.13       0.38      0.38      0.03
                                     ------  ------  ------  --------   --------   --------   -------   -------   -------
  Net increase in net assets
   resulting from operations.......   2.23    2.19    0.26     3.19       3.15       2.12       0.74      0.78      0.07
                                     ------  ------  ------  --------   --------   --------   -------   -------   -------
  Dividends to shareholders from:
  Net investment income............     --      --      --       --         --         --      (0.36)    (0.40)    (0.04)
                                     ------  ------  ------  --------   --------   --------   -------   -------   -------
  Net asset value, end of period...  $14.23  $14.19  $14.24  $15.19     $15.15     $15.21     $12.38    $12.38    $12.38
                                     ------  ------  ------  --------   --------   --------   -------   -------   -------
                                     ------  ------  ------  --------   --------   --------   -------   -------   -------
  Total investment return(6)(9)....  18.58%  18.25%   1.86%   26.58%     26.25%     16.20%      6.22%     6.03%     0.54%
                                     ------  ------  ------  --------   --------   --------   -------   -------   -------
                                     ------  ------  ------  --------   --------   --------   -------   -------   -------
Ratios/Supplemental Data
  Net assets, end of period (000's
   omitted)........................  $3,427  $2,399  $ 535   $6,981     $4,090     $2,008     $4,557    $1,670    $9,861
  Ratio of expenses to average net
   assets(4)(7)....................   1.50%   2.00%   1.00%    1.50%      2.00%      1.00%      0.93%     1.33%     0.45%
  Ratio of net investment
   income/(loss) to average net
   assets(4)(7)(9).................   0.71%   0.19%   1.22%   (0.83)%    (1.33)%    (0.38)%     6.07%     5.65%     5.95%
  Decrease reflected in above
   expense ratios and net
   investment income/ (loss) due to
   waivers and
   reimbursements(7)(9)............   4.31%   4.31%   3.66%    2.34%      2.33%      1.96%      3.10%     3.24%     2.13%
  Portfolio turnover rate(8).......   9.78%   9.78%   9.78%   26.97%     26.97%     26.97%     46.46%    46.46%    46.46%
  Average commission rate per
   share...........................  $0.06   $0.06   $0.06   $ 0.06     $ 0.06     $ 0.06         --        --        --

---------
 *  Commencement of operations.
 ** Calculated based upon weighted average shares outstanding during the period, except for Total Return Bond Portfolio which was based on the first and last day of the period.
(1) Commenced investment operations on April 4, 1995. Class Y shares commenced initial public offering on August 11, 1995.
(2) Commenced investment operations on April 3, 1995. Class Y shares commenced initial public offering on June 22, 1995.
(3) Commenced investment operations on April 5, 1995. Class Y shares commenced initial public offering on September 8, 1995.
(4)   Reflects waivers and reimbursements.
(5) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset value during the period.
(6) Total return does not consider the effects of sales loads or contingent deferred sales charges. Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns are not annualized.
(7)   Annualized.
(8)   Not annualized.
(9) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A and C shares, due to timing differences in the commencement of the initial public offering of class Y shares.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                          Total Return Bond Portfolio
                  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

Organization and Significant Accounting Policies

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has five separate portfolios in operation: three diversified portfolios, Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap") and Total Return Bond Portfolio ("Bond Portfolio") (collectively, the "Portfolios") and two non-diversified portfolios, The Insiders Select Portfolio and S&P STARS Portfolio. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As of the date hereof, the Portfolios offer three classes of shares, which have been designated as class A, C and Y shares.

Organizational Matters--Prior to commencing operations on April 3, 1995, the Portfolios did not have any transactions other than those relating to organizational matters and the sale of 1,042, 1,042 and 1,041 class A shares and 1,042, 1,042 and 1,041 class C shares of beneficial interest of Large Cap, Small Cap and Bond Portfolio, respectively, to Bear, Stearns & Co. Inc., ("Bear Stearns" or the "Distributor"). Costs of approximately $147,000, $142,000 and $137,000 which were incurred by the Large Cap, Small Cap and Bond Portfolio, respectively, in connection with the organization, registration with the Commission and with various states, and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio. The Portfolios commenced investment operations on April 3, 1995, April 4, 1995 and April 5, 1995 for Small Cap, Large Cap and Bond Portfolio, respectively. In the event that the Distributor or any transferee of the Distributor redeems any of its original shares in any of the Portfolios prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that any of the Portfolios are liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

Portfolio Valuation--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

The Equity Portfolios' (consisting of Large Cap and Small Cap) securities, including covered call options written by the Equity Portfolios, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. For the Bond Portfolio, substantially all of the investments (including short-term investments) are valued at each business day by one or more independent pricing services (the "Service") approved by the Trust's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Expenses and fees, including the investment advisory, administration fees and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of a Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of respective investments.

The Equity Portfolios' net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). The Bond Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

U.S. Federal Tax Status--Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

Dividends and Distributions--Each Equity Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. The Bond Portfolio declares dividends from net investment income on each day the New York Stock Exchange is open for business. These dividends on the Bond Portfolio are paid usually on or about the twentieth day of each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Transactions with Affiliates and Related Parties

During the period ended September 30, 1995, Bear Stearns Funds Management Inc. ("BSFM" or "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with each Portfolio. The Adviser is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.75% of each Equity Portfolio's average daily net assets and 0.45% of the Bond Portfolio's average daily net assets.

During the period ended September 30, 1995, BSFM (or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with each Portfolio, PFPC Inc. provides certain administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio an annual fee equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of $8,000 for each Portfolio, payable monthly.

These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that a Portfolio's expenses (exclusive of brokerage commissions, distribution fees, taxes, interest and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Portfolio's shares are offered for sale based on the average total net asset value of the Portfolio. The Portfolios will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolios reimburse BSFM for any amounts it may assume.

During the period ended September 30, 1995, the Adviser has voluntarily undertaken to limit each Equity Portfolio's total operating expenses (exclusive of brokerage commissions, taxes and extraordinary items) to a maximum annual level of 1.50% of the average daily net assets of its class A shares, 2.00% of the average daily net assets of its class C shares and 1.00% of the average daily net assets of its class Y shares. During the period April 3, 1995 through August 31, 1995, the Adviser had voluntarily undertaken to limit the total operating expenses (exclusive of brokerage commissions, taxes and extraordinary items) of the Bond Portfolio, to a maximum annual level of 1.00%, 1.40%, and 0.65% of such Portfolio's average daily net assets for class A, C and Y shares, respectively. Effective September 1, 1995 through September 30, 1995, the total operating expenses (exclusive of brokerage commissions, taxes and extraordinary items) were further reduced by the Adviser with respect to the Bond Portfolio only, to a maximum annual level of 0.80%, 1.20% and 0.45% of the Bond Portfolio's average daily net assets for class A, C and Y shares, respectively. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the period ended September 30, 1995, the Adviser waived advisory fees of $14,463, $27,276 and $11,587 for the Large Cap, Small Cap and Bond Portfolio, respectively. In addition, the Adviser reimbursed $68,402, $56,263 and $72,208 for the Large Cap, Small Cap and Bond Portfolio, respectively, in order to maintain the voluntary expense limitation.

For the period ended September 30, 1995, Bear Stearns, an affiliate of the Adviser and the Administrator, earned approximately $1,200 and $1,700 in brokerage commissions from portfolio transactions executed on behalf of Large Cap and Small Cap, respectively.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser and the Administrator, serves as custodian to the Portfolios.

Distribution Plan

The Fund, on behalf of each Portfolio, has entered into a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan in effect for the period ended September 30, 1995, the Equity Portfolios each paid Bear Stearns a fee at an annual rate of 0.50% for class A shares and 1.00% for class C shares and the Bond Portfolio paid Bear Stearns a fee at an annual rate of 0.35% for class A shares and 0.75% for class C shares. Such fees are based on the average daily net assets in each class of the respective Portfolios and are paid monthly. For the period April 3, 1995 (commencement of operations) through September 30, 1995, Bear Stearns earned $13,780, $22,397 and $11,383 for Large Cap, Small Cap and Bond Portfolio, respectively, in distribution fees. Bear Stearns uses these fees to pay its dealers whose clients hold Portfolio shares and for other distribution-related activities.

In addition, as distributor of the Fund, Bear Stearns collects the sales charges imposed on sales of each Portfolio's class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period April 3, 1995 (commencement of operations) through September 26, 1995, as a result of an undertaking by the Distributor, it reallowed all of the sales charges to its dealers selling Portfolio shares. In addition, Bear Stearns advanced 1.00% in sales commissions on the sale of class C shares to dealers at the time of such sales.

For the period ended September 30, 1995, Bear Stearns has advised each Portfolio that it received approximately $34,000, $53,000 and $37,000 in front-end sales charges resulting from sales of class A shares of the Large Cap, Small Cap and Bond Portfolio, respectively. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to sales persons. In addition, Bear Stearns has advised Large Cap, Small Cap and Bond Portfolio that during the period, it received $0, $118, and $81 from the Portfolios, respectively, in contingent deferred sales charges upon certain redemptions by class C shareholders.

Investments in Securities

For U.S. federal income tax purposes, the costs of securities owned at September 30, 1995 were $5,505,738, $11,534,843 and $18,942,116 for the Large Cap, Small
Cap and Bond Portfolio, respectively. Accordingly, the net unrealized appreciation/ (depreciation) of investments are as follows:

PORTFOLIO                        APPRECIATION   DEPRECIATION     NET APPRECIATION
------------------------------  --------------  -------------   ------------------
Large Cap.....................      $ 754,087     $  (46,748)           $707,339
Small Cap.....................      1,776,305       (311,568)          1,464,737
Bond Portfolio................         96,282        (16,437)             79,845

For the period April 3, 1995 (commencement of operations) through September 30, 1995, aggregate purchases and sales of investment securities (excluding short-term securities) for each Portfolio were as follows:

PORTFOLIO                        PURCHASES       SALES
------------------------------  ------------  ------------
Large Cap.....................   $ 5,872,835   $   407,467
Small Cap.....................    13,217,831     2,168,584
Bond Portfolio................    17,556,868     2,988,020

Shares of Beneficial Interest

Each Portfolio offers class A, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.75% (3.75% in the case of the Bond Portfolio). Class C shares are sold with a contingent deferred sales charge of 1.00% during the first year. There is no sales charge on class Y shares, which are offered primarily to institutional investors.

At September 30, 1995, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned 1,042, 1,042 and 1,041 of class A shares and 1,042, 1,042 and 1,041 of class C shares of Large Cap, Small Cap and Bond Portfolio, respectively.

Transactions in the classes of shares of beneficial interest for the period April 3, 1995 (commencement of operations) through September 30, 1995 were as follows:

                                                                                    SHARES
                                       SHARES SOLD          SHARES REINVESTED     REPURCHASED
                                --------------------------  -----------------  -----------------
                                SHARES        AMOUNT        SHARES    AMOUNT   SHARES    AMOUNT
                                -------  -----------------  -------  --------  -------  --------
Large Cap
Class A Shares................  240,683         $3,038,333      --        --      922    $12,093
Class C Shares................  168,008          2,077,996      --        --       --        --
Class Y Shares (1)............   37,812            528,470      --        --      227     3,036
Small Cap
Class A Shares................  461,080          5,994,964      --        --    2,671    38,746
Class C Shares................  269,746          3,516,558      --        --      812    11,709
Class Y Shares (2)............  131,997          1,845,572      --        --       --        --
Bond Portfolio
Class A Shares................  364,144          4,399,546   4,921    $60,452   2,059    25,454
Class C Shares................  133,181          1,610,889   1,315    16,153      663     8,081
Class Y Shares (3)............  796,396          9,880,472      --        --       --        --

---------
(1)  Class Y Shares commenced initial public offering on August 11, 1995.

(2)  Class Y Shares commenced initial public offering on June 22, 1995.

(3)  Class Y Shares commenced initial public offering on September 8, 1995.

Credit Agreement

The Fund, on behalf of the Portfolios, has entered into a credit agreement with The First National Bank of Boston. S&P STARS Fund, The Insiders Select Portfolio, S&P STARS Portfolio and Bear Stearns Investment Trust, which consists of the Emerging

Markets Debt Portfolio, are also parties to the credit agreement. The agreement provides that each portfolio as a party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time is the aggregate outstanding principal amount of all loans to any of the Portfolios to exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by The First National Bank of Boston.

The Portfolios use the facility to borrow money only for temporary or emergency (not leveraging) purposes. The Portfolios have no amounts outstanding under the line of credit agreement at September 30, 1995.

Each loan is payable on demand or upon termination on this credit agreement on January 23, 1996 or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.